   As filed with the Securities and Exchange Commission on November 30, 1995
                                                    Registration No. 2-82278


  ============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/


                            POST-EFFECTIVE AMENDMENT NO. 14                 /X/

                                      and
           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/


                                AMENDMENT NO. 15                            /X/



                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
               (Exact Name of Registrant As Specified In Charter)


                         Bellevue Park Corporate Center
                        400 Bellevue Parkway, Suite 100
                          Wilmington, Delaware  19809
                    (Address of Principal Executive Offices)
                 Registrant's Telephone Number:  (302) 792-2555



                                EDWARD J. ROACH
                         Bellevue Park Corporate Center
                        400 Bellevue Parkway, Suite 100
                          Wilmington, Delaware  19809
                    (Name and Address of Agent For Service)


                                   Copies to:

                             MORGAN R. JONES, ESQ.
                             Drinker Biddle & Reath
                        1345 Chestnut Street, Suite 1100
                       Philadelphia, Pennsylvania  19107


         It is proposed that this filing will become effective (check appropriate box)


         /x/     immediately upon filing pursuant to paragraph (b)



         / /     on (date) pursuant to paragraph (b)


         / /     60 days after filing pursuant to paragraph (a)(i)

         / /     on (date) pursuant to paragraph (a)(i)

         / /     75 days after filing pursuant to paragraph (a)(ii)

         / /     on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

         / /     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


         The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for the Registrant's fiscal year ended July 31, 1995 was filed on September 28, 1995.

                     CALCULATION OF REGISTRATION FEE UNDER
                        THE SECURITIES ACT OF 1933(1)(2)



                                                                               Proposed
                                                                               Maximum
                                                          Proposed Maximum     Aggregate
 Title of Securities Being        Amount Being            Offering Price       Offering Price    Amount of
 Registered                       Registered (2)(3)       Per Unit (2)         (3)               Registration Fee
------------------------------------------------------------------------------------------------------------------
 Class A Common Stock, $.001
 Par Value                        193,692,033             $1.00                $290,000          $100



(1) Registrant has also registered an indefinite number of shares of its Class A Common Stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended July 31, 1995 was filed on September 28, 1995.



(2)      Estimated solely for the purpose of calculating the registration fee.



(3) The maximum aggregate offering price for the Class A Common Stock is calculated pursuant to Rule 24e-2 under the Investment Company Act of 1940. During the fiscal year ended July 31, 1995, Registrant redeemed a total of 1,073,881,693 shares of its Class A Common Stock. Of these redeemed shares, 880,479,660 shares were used for reductions pursuant to paragraph (c) of Rule 24f-2 in Registrant's Rule 24f-2 Notice filed on September 28, 1995 for the year ended July 31, 1995, and none of the redeemed shares were used for reductions pursuant to Rule 24e-2 in any previous post-effective amendments. As a result, 193,402,033 redeemed shares of Class A Common Stock are being used to reduce, pursuant to paragraph (a) of Rule 24e-2, the number of shares for which the registration fee is payable with respect to this Post-Effective Amendment.

                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                             Cross Reference Sheet


Form N-1A Item                                                               Prospectus Caption
--------------                                                               ------------------
1.       Cover Page . . . . . . . . . . . . . . . . . . . . . . . . .        Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . .        Background and Expense
                                                                             Information

3.       Condensed Financial Information  . . . . . . . . . . . . . .        Financial Highlights

4.       General Description of Registrant  . . . . . . . . . . . . .        Certain Financial
                                                                             Information; Investment
                                                                             Objective and Policies

5.       Management of the Fund . . . . . . . . . . . . . . . . . . .        Management of the Fund

6.       Capital Stock and Other Securities . . . . . . . . . . . . .        Cover Page; Certain
                                                                             Financial Information;
                                                                             Dividends; Taxes;
                                                                             Description of Shares and
                                                                             Miscellaneous; Yield

7.       Purchase of Securities Being
          Offered . . . . . . . . . . . . . . . . . . . . . . . . . .        Management of the Fund;
                                                                             Purchase of Shares;
                                                                             Redemption of Shares

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . .        Redemption of Shares

9.       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . .        Inapplicable


                               MUNICIPAL FUND FOR
                            NEW YORK INVESTORS, INC.
                            ("New York Money Fund")

Bellevue Park Corporate Center                  For purchase and redemption orders call:
400 Bellevue Parkway                            800-441-7450 (in Delaware: 302-478-6945);
Suite 100                                       For current yield information call:
Wilmington, Delaware 19809                      800-821-6006
                                                (Code: New York Money-53; New York Money
                                                Dollar-55; New York Money Plus-56).
                                                For other information call: 800-821-7432.

     Municipal Fund for New York Investors, Inc. (the "Fund") is designed primarily to provide New York institutional investors and their customers with as high a level of current interest income that is exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. Portfolio securities held by the Fund will generally have remaining maturities of 13 months or less and will be determined by the Fund's investment adviser to have minimal credit risk. (See "Investment Objective and Policies.")

     PNC Institutional Management Corporation and PNC Bank, National Association serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor. Shares may not be purchased by individuals directly but, as indicated above, institutional investors, such as banks and broker-dealers, may purchase shares for accounts maintained by individuals.
                            ------------------------


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR
  ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES
    OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF
     OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
       INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
        GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE
          INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE
           PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE
              THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET
                        ASSET VALUE OF $1.00 PER SHARE.
                            ------------------------


     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                 A CRIMINAL OFFENSE.
                            ------------------------

                                December 1, 1995

                       BACKGROUND AND EXPENSE INFORMATION

     The Fund was organized as a Maryland corporation on March 4, 1983 and currently offers three separate series of shares-New York Money ("Money"), New York Money Dollar ("Dollar") and New York Money Plus ("Plus"). The public offering of Money shares commenced on August 22, 1983, and the public offering of Dollar and Plus shares commenced on October 8, 1985. Shares of each series represent equal pro rata interests in a single portfolio of high quality, short-term tax-exempt obligations maintained by the Fund (See "Investment Objective and Policies"), except that Dollar and Plus shares bear service fees payable by the Fund (at the rate of .25% per annum) to institutional investors for distribution and/or support services they provide to the beneficial owners of such shares. (See "Management of the Fund-Service Organizations.") Because of the service fees borne by Dollar and Plus shares, the net yield on such shares can be expected, at any given time, to be approximately .25% lower than the net yield on Money shares.

                                EXPENSE SUMMARY


                                                        MONEY          DOLLAR           PLUS
                                                       SHARES          SHARES          SHARES
                                                    -------------   -------------   -------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
     Management Fees After Fee Waivers.............          .06%            .06%            .06%
     12b-1 Fees....................................            --              --            .25%
     Other Expenses................................          .14%            .39%            .14%
          Administration Fees After Fee Waivers....  .06%            .06%            .06%
          Non-12b-1 Fees...........................    --            .25%              --
          Other Expenses...........................  .08%            .08%            .08%
                                                            =====           =====           =====
     Total Fund Operating
       Expenses After
       Fee Waivers.................................          .20%            .45%            .45%


---------------

EXAMPLE


                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) an hypothetical 5% annual return and (2)
  redemption at the end of each time period with respect to the following shares:
     Money Shares..............................................  $  2      $ 6       $11       $ 26
     Plus Shares...............................................  $  5      $14       $25       $ 57
     Dollar Shares.............................................  $  5      $14       $25       $ 57



     The foregoing tables are intended to assist investors in understanding the expenses the Fund pays. Investors bear these expenses indirectly since they reduce the amount of income paid by the Fund to investors as dividends. In addition, institutional investors may charge their customers fees for providing services in connection with investments in the Fund's Dollar and Plus shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in the Prospectus and Statement of Additional Information.) The investment adviser and administrators have voluntarily agreed to waive the advisory and administration fees otherwise payable to them and to reimburse the Fund for its operating expenses to the extent necessary to ensure that the annual operating expense ratio of the Fund (excluding Non-12b-1 Fees and 12b-1 Fees applicable to the

Dollar shares and Plus shares, respectively) will not exceed .20% of the Fund's average daily net assets for the year ended July 31, 1996. Absent such fee waivers and expense reimbursements, estimated "Total Fund Operating Expenses" for the Fund's Money, Dollar and Plus shares would be .49%, .74%, and .74%, respectively, of the Fund's average daily net assets. The foregoing table has not been audited by the Fund's independent accountants.


     THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


     The tables of "Financial Highlights" below, a part of the Fund's financial statements, set forth certain information concerning the historic investment results for Money, Dollar and Plus shares. The financial highlights for the fiscal years ended July 31, 1995, 1994, 1993, 1992 and 1991 have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report therein is contained in the Statement of Additional Information along with the financial statements. This information should be read in conjunction with the Fund's financial statements and notes for the year ended July 31, 1995, included in the Statement of Additional Information. More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by calling 800-821-7432.


                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)


                                                                     MONEY SHARES
                      -----------------------------------------------------------------------------------------------------------
                        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                      7/31/95    7/31/94    7/31/93    7/31/92    7/31/91    7/31/90    7/31/89    7/31/88    7/31/87    7/31/86
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of
 Year...............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
 Income From
   Investment
   Operations:
   Net Investment
     Income.........    0.0338     0.0226     0.0230     0.0321     0.0441     0.0535     0.0548     0.0445     0.0385     0.0446
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
   Total From
     Investment
     Operations.....    0.0338     0.0226     0.0230     0.0321     0.0441     0.0535     0.0548     0.0445     0.0385     0.0446
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 Less Distributions:
   Dividends From
     Net Investment
     Income.........   (0.0338)   (0.0226)   (0.0230)   (0.0321)   (0.0441)   (0.0535)   (0.0548)   (0.0445)   (0.0385)   (0.0446)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
     Total
    Distributions...   (0.0338)   (0.0226)   (0.0230)   (0.0321)   (0.0441)   (0.0535)   (0.0548)   (0.0445)   (0.0385)   (0.0446)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End
 of Year............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Total Returns.......      3.43%      2.29%      2.33%      3.26%      4.50%      5.48%      5.62%      4.52%      3.92%      4.58%
Ratios/Supplemental
 Data:
 Net Assets, End of
   Year $(000)......   246,650    279,483    204,670    267,655    284,834    310,289    287,641    315,111    347,173    329,665
 Ratios of Expenses
   to Average
   Net Assets1......      0.20%      0.20%      0.25%2     0.30%      0.30%      0.30%      0.30%      0.30%      0.31%      0.40%
 Ratios of Net
   Investment Income
   to Average Daily
   Net Assets.......      3.36%      2.28%      2.31%      3.20%      4.42%      5.35%      5.45%      4.46%      3.84%      4.45%


---------------


1 Annualized operating expense ratios before waivers of fees by the Investment
  Adviser and Administrator for Money shares for the years ended July 31, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988, 1987 and 1986 were .49%, .48%, .51%,
  .49%, .49%, .49%, .49%, .49%, .50% and .50% respectively.


2 Expense limitation for Money shares was lowered to .20% of the Portfolio's average daily net assets, effective January 18, 1993.

                              FINANCIAL HIGHLIGHTS


                                                                     DOLLAR SHARES
                      -----------------------------------------------------------------------------------------------------------
                        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      PERIOD
                       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                      7/31/955   7/31/945   7/31/93    7/31/92    7/31/91    7/31/90    7/31/89    7/31/88    7/31/87    7/31/861
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of
 Year...............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
 Income From
   Investment
   Operations:
   Net Investment
     Income.........     0.000     0.0127     0.0205     0.0296     0.0416     0.0510     0.0523     0.0420     0.0360     0.0109
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
   Total From
     Investment
     Operations.....     0.000     0.0127     0.0205     0.0296     0.0416     0.0510     0.0523     0.0420     0.0360     0.0109
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 Less Distributions:
   Dividends From
     Net Investment
     Income.........      0.00    (0.0127)   (0.0205)   (0.0296)   (0.0416)   (0.0510)   (0.0523)   (0.0420)   (0.0360)   (0.0109)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
     Total
    Distributions...      0.00    (0.0127)   (0.0205)   (0.0296)   (0.0416)   (0.0510)   (0.0523)   (0.0420)   (0.0360)   (0.0109)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End
 of Year............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Total Returns.......        --       1.96%      2.08%      3.01%      4.25%      5.23%      5.37%      4.27%      3.67%      4.33%
Ratios/Supplemental
 Data:
 Net Assets, End of
   Year $(000)......        --         --     46,509     50,094     54,613     69,705     70,839     82,618     87,715      8,299
 Ratios of Expenses
   to Average
   Net Assets3......        --       0.45%2     0.50%4     0.55%      0.55%      0.55%      0.55%      0.55%      0.56%      0.65%2
 Ratios of Net
   Investment Income
   to Average Daily
   Net Assets.......        --       1.94%2     2.06%      2.95%      4.17%      5.10%      5.20%      4.21%      3.59%      3.63%2


---------------

1 The first public issuance of Dollar Shares occurred on April 14, 1986.

2 Annualized.


3 Annualized operating expense ratios before waivers of fees by the Investment
  Adviser and Administrator for Dollar shares for the years ended July 31, 1994, 1993, 1992, 1991, 1990, 1989, 1988, 1987 and for the period ended July 31,
  1986 were .73%, .76%, .74%, .74%, .74%, .74%, .74%, .75% and .75%,
  respectively.


4 Expense limitation for Dollar shares was lowered to .45% of the Portfolio's average daily net assets, effective January 18, 1993.


5 There were no shares outstanding during the period from March 28, 1994 to July
  31, 1995.

                                                                      PLUS SHARES
                      -----------------------------------------------------------------------------------------------------------
                        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      PERIOD
                       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                      7/31/955   7/31/94    7/31/93    7/31/92    7/31/91    7/31/90    7/31/89    7/31/88    7/31/87    7/31/861
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of
 Year...............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
 Income From
   Investment
   Operations:
   Net Investment
     Income.........    0.0090     0.0201     0.0205     0.0296     0.0416     0.0510     0.0523     0.0420     0.0360     0.0303
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
   Total From
     Investment
     Operations.....    0.0090     0.0201     0.0205     0.0296     0.0416     0.0510     0.0523     0.0420     0.0360     0.0303
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 Less Distributions:
   Dividends From
     Net Investment
     Income.........   (0.0090)   (0.0201)   (0.0205)   (0.0296)   (0.0416)   (0.0510)   (0.0523)   (0.0420)   (0.0360)   (0.0303)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
     Total
    Distributions...   (0.0090)   (0.0201)   (0.0205)   (0.0296)   (0.0416)   (0.0510)   (0.0523)   (0.0420)   (0.0360)   (0.0303)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End
 of Year............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Total Returns.......      2.69%2     2.04%      2.08%      3.01%      4.25%      5.23%      5.37%      4.27%      3.67%      4.33%
Ratios/Supplemental
 Data:
 Net Assets, End of
   Year $(000)......        --        435      1,481        243        461        404        513      1,381        606        578
 Ratios of Expenses
   to Average
   Net Assets3......      0.45%2     0.45%      0.50%4     0.55%      0.55%      0.55%      0.55%      0.55%      0.56%      0.65%2
 Ratios of Net
   Investment Income
   to Average Daily
   Net Assets.......      2.64%2     2.03%      2.06%      2.95%      4.17%      5.10%      5.20%      4.21%      3.59%      4.05%2


---------------

1 The first public issuance of Plus Shares occurred on November 15, 1985.

2 Annualized.


3 Annualized operating expense ratios before waivers of fees by the Investment
  Adviser and Administrator for Plus shares for the years ended July 31, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988, 1987 and for the period ended July
  31, 1986 were .74%, .73%, .76%, .74%, .74%, .74%, .74%, .74%, .75% and .75%,
  respectively.


4 Expense limitation for Plus shares was lowered to .45% of the Portfolio's average daily net assets, effective January 18, 1993.


5 There were no Plus shares outstanding during the period from December 2, 1994 to July 31, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund is a no-load, open-end, non-diversified investment company which has an investment objective to provide investors with as high a level of current interest income that is exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. There can be, of course, no assurance that the Fund will achieve its investment objective.

     Substantially all of the Fund's assets are invested in debt obligations issued by or on behalf of the State of New York and other states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations"). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular Federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Municipal Obligations other than New York Municipal Obligations are exempt from Federal income tax but may be subject to New York State and New York City personal income tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the Federal alternative minimum tax applicable to particular classes of investors.) The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, the Fund's assets will be invested primarily in New York Municipal Obligations, although the amount of the Fund's assets invested in such securities will vary from time to time.

     The Fund will not knowingly purchase securities the interest on which is subject to Federal income tax; however, the Fund may hold uninvested cash reserves pending investment during temporary defensive periods or, if in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

     The Fund invests in Municipal Obligations which are determined by the Fund's investment adviser to present minimal credit risks pursuant to guidelines approved by the Fund's Board of Directors pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to these guidelines, the Fund is authorized to purchase instruments that are determined to have minimum credit risk and which are "Eligible Securities" under the Rule. "Eligible securities" are (i) instruments which are rated at the time of purchase in one of the top two rating categories by two unaffiliated nationally recognized statistical rating organizations ("NRSROs"), (ii) instruments rated in one of the top two rating categories by one such NRSRO (if only one such organization rates the instrument), (iii) instruments issued by issuers with short-term debt having such ratings, and (iv) unrated instruments determined by the investment adviser, pursuant to procedures approved by the Board of Directors, to be of comparable quality to such instruments. (See the Appendix to the Statement of Additional Information for a description of applicable NRSRO ratings.)

     The Fund intends to use its best efforts to maintain its net asset value at $1.00 per share, and computes its net asset value using the amortized cost method. In connection with its use of this valuation method, the Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and the remaining maturity of each portfolio security to not more than 13 months (with certain exceptions).

     The Fund's investment objective and the policies described herein may be changed by its Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares, except that the Fund may not change the following investment limitations without such a vote of shareholders. The Fund may not:

          1. Invest less than 80% of its assets in securities the interest on which is exempt from Federal income tax, except during defensive periods or during periods of unusual market conditions.

          2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not intended for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient, and hence the Fund may not purchase any portfolio securities while its borrowings are outstanding.)

          4. Invest more than 10% of the value of the Fund's total assets in illiquid securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations.

          5. Purchase any securities, except securities issued by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

     Opinions relating to validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

     The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

OTHER INVESTMENT PRACTICES

     Municipal Obligations purchased by the Fund may include variable and floating rate demand instruments issued by industrial development authorities and other governmental entities and which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Variable and floating rate instruments are subject to the credit quality standards described above. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such instruments in the dealer market.

     The Fund may also purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund generally will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will not exceed 45 days. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

RISK FACTORS

     The Fund intends to follow the diversification standards set forth in the 1940 Act except to the extent, in the investment adviser's judgment, that non-diversification is appropriate in order to maximize the percentage of the Fund's assets that are New York Municipal Obligations. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition of or in the market's assessment of certain issuers, the Fund's maintenance of large positions in the obligations of a small number of issuers may affect the value of the Fund's portfolio to a greater extent than that of a diversified portfolio.

     Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

     Certain other risks with respect to portfolio securities which may be held by the Fund from time to time are discussed herein and in the Statement of Additional Information.

SPECIAL CONSIDERATIONS AFFECTING THE FUND

     The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.


     Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's"). On the other hand, strong demand for New York Municipal Obligations has more recently had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

     Other considerations affecting the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

                               PURCHASE OF SHARES

     The Fund's shares are sold to institutional investors at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent.

     Purchase orders for shares will be accepted by the Fund only on a day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"), and must be transmitted to PFPC by telephone at 800-441-7450 (in Delaware: 302-478-6945). Orders received by PFPC by Noon, Eastern Time, will be executed the same day if PNC Bank, National Association ("PNC Bank"), the Fund's Custodian, has received payment by 4:00 P.M., Eastern Time, that day. Orders received after Noon, Eastern Time, and orders for which payment has not been received by 4:00 P.M., Eastern Time, will not be accepted and notice thereof will be given to the institution placing the order. Payment for shares may be made only in Federal funds or other funds immediately available to PNC Bank. Payment for orders which are not received or accepted will be returned after prompt inquiry by PNC Bank to the sending institution.

     The minimum initial investment is $5,000; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund may in its discretion reject any order for shares.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar or Plus shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, should consult legal counsel before investing in Dollar or Plus shares. (See also "Management of the Fund -- Banking Laws.")

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC by telephone in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after receipt of the redemption order by PFPC. While the Fund intends to use its best efforts to maintain the net asset value per share of each of its series at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC prior to Noon, Eastern Time, on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the same business day. Payment for redeemed shares for which a redemption order is received by PFPC after Noon, Eastern Time, on such a business day or on a day that PNC Bank is closed is normally made in Federal funds wired to the redeeming shareholder on the next day that PNC Bank is open. The Fund reserves the right to wire redemption proceeds within 7 days after receiving the redemption order if, in the judgment of the Fund's administrator, an earlier payment could adversely affect the Fund.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the 1940 Act. The Fund reserves the right to redeem the shares of the Fund owned by a shareholder at their net asset value if the value of such shares is less than $4,000. Any such shareholder will first be notified in writing that its shares have a value of less than $4,000 and be allowed 60 days to make an additional investment before the redemption is processed by the Fund. The Fund may also redeem shares involuntarily (and restrict the transfer of the shares) under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PNC Institutional Management Corporation ("PIMC") as of Noon and 4:00 P.M., Eastern Time, on each Business Day (excluding those holidays on which the Federal Reserve Bank of Philadelphia or the New York Stock Exchange is closed). Currently, one or both of these institutions are closed on the customary national business holidays. The net asset value per share of each of the Fund's series is the same and is calculated by adding the value of all of the Fund's portfolio securities and other assets, subtracting liabilities (including the liability for the expenses of each series and dividends declared with respect to each series) and dividing the result by the number of the Fund's outstanding shares of such series. Portfolio securities are valued on the basis of amortized cost. Under this method, the Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant amortization of any discount or premium until maturity of the security. As a result, the value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities.

     Shares of each of the Fund's series are sold and redeemed without charge by the Fund, although Service Organizations (see below) and other institutional investors purchasing or holding Fund shares for their customers' accounts may charge customers for cash management and other services provided in connection with their accounts including, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Such charges will reduce the yield of the Fund to such customers. A customer should therefore read this Prospectus in light of the terms governing its account with a Service Organization (or other institution) before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its agreements with the customers.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The business and affairs of the Fund are managed under the direction of its Board of Directors.

     The directors of the Fund are as follows:

          Francis E. Drake, Jr. is the retired Chairman of the Board and Chief Executive Officer of Rochester Gas and Electric Corp.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          Thomas A. Melfe is a Partner of the law firm of Donovan Leisure Newton & Irvine.


          Anthony M. Santomero is the Richard K. Mellon Professor of Finance at The Wharton School, University of Pennsylvania.


INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned subsidiary of PNC Asset Management Group, Inc., which is in turn a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Asset Management Group, Inc.'s principal business address is 1835 Market Street, Philadelphia, Pennsylvania 19102. PNC Bank serves as the Fund's sub-adviser. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank is an indirect, wholly-owned subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company.


     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is the eleventh largest bank holding company in the United States. Categorized as a super regional bank holding company, PNC Bank Corp. operates over 500 branch offices in six U.S. states.


     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC and PNC Bank. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States.



     The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd. is also a leading mutual fund service provider having contractual relationships with approximately 400 mutual funds with 3.5 million shareholders and in excess of $106 billion in assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $217 billion in assets, including $106 billion in mutual fund assets.



     In its advisory agreement with the Fund, PIMC has agreed to manage the Fund's portfolio and to be responsible for, make decisions with respect to and place orders for all purchases and sales of the Fund's portfolio securities. PIMC also computes the Fund's net asset value and net income, and maintains certain of the Fund's financial accounts and records. For the services provided and expenses assumed pursuant to the advisory agreement, PIMC is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% of the Fund's average daily net assets. For the fiscal year ended July 31, 1995, the Fund paid advisory fees to PIMC (after fee waivers) of .06% of the Fund's average daily net assets. PIMC and the administrators have voluntarily agreed to reduce the advisory and administration fees otherwise payable to them and to reimburse the Fund for its operating expenses to the extent necessary to ensure that its annual operating expense ratio does not exceed .20% of the Fund's average daily net assets with respect to Money shares, and does not exceed .45% of such net assets with respect to each of the Dollar shares and Plus shares.



     As sub-adviser, PNC Bank has agreed to: (i) provide investment research and credit analysis concerning the Fund's investments; (ii) make recommendations with respect to the Fund's continuous investment program; (iii) supply PIMC with computer facilities and operating personnel; and (iv) provide PIMC with such statistical services as PIMC may from time to time reasonably request. As compensation therefore, PIMC has agreed to pay PNC Bank an amount equal to 75% of the advisory fee paid by the Fund to PIMC, as adjusted quarterly to ensure that PIMC has income before taxes from all sources of at least $22,500 during each quarter.


ADMINISTRATORS

     PFPC whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as co-administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers.

     As co-administrators, PFPC and PDI have agreed to: assist in maintaining office facilities for the Fund; furnish the Fund with statistical and research data and clerical and certain other services required by the Fund; perform administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; monitor the arrangements pertaining to the Fund's agreements with Service Organizations; prepare semi-annual reports to the Securities and Exchange Commission, Federal and state tax returns and filings with state securities commissions; arrange for and bear the cost of processing share purchase and redemption orders; and generally assist in the Fund's operations.


     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, from the Fund determined in the same manner as PIMC's advisory fee described above. (For information regarding the administrators' obligations to waive administrative fees otherwise payable to them and to reimburse the Fund for operating expenses, see "Investment Adviser and Sub-Adviser" above.) For the fiscal year ended July 31, 1995, the Fund paid PFPC and PDI administrative fees (after fee waivers) aggregating .06% of its average daily net assets. The Fund expects to reimburse the administrators for reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program.


DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the Distributor as agent. The Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

CUSTODIAN AND TRANSFER AGENT

     PNC Bank serves as the custodian of the Fund's assets, and PFPC, an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer and dividend disbursing agent. The Fund compensates PNC Bank and PFPC for their services, and reimburses PFPC for its out-of-pocket expenses incurred in connection with its transfer agency and dividend disbursing services. Communications to PFPC, including any election to reinvest dividends in additional shares of the Fund, should be directed to PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

SERVICE ORGANIZATIONS

     As stated above, institutional investors ("Service Organizations") may purchase Dollar or Plus shares offered by the Fund. Dollar shares are sold to institutions other than broker/dealers, and Plus shares are sold to broker/dealers, both of which enter into servicing agreements with the Fund requiring them to provide support services to their customers who are the beneficial owners of such shares in consideration for .25% (on an annualized basis) of the average daily net asset value of the Dollar or Plus shares held by the Service Organizations for the benefit of their customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar or Plus shares; and providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting. In addition, broker/dealers purchasing Plus shares may be requested to provide from time to time assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Plus shares. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge such customers relating to the investment of such customers' assets in Dollar or Plus shares. Money shares offered by the Fund may be purchased by any type of institutional investor (including banks and broker/dealers) which do not wish to enter into such servicing agreements with the Fund in connection with their investments.

EXPENSES


     Except as noted above, the Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations. The ratios of the Fund's expenses to its average annual net assets for the fiscal year ended July 31, 1995 were .20% for the Fund's Money shares, and would have been .45% for each of the Dollar shares and Plus shares. (No Dollar shares were outstanding during the year, and no Plus shares were outstanding after December 1, 1994.) Without the waiver of advisory and administrative fees described above, such ratios would have been .49%, .74% (estimated) and .74% (estimated) for the Fund's Money, Dollar and Plus shares, respectively.


BANKING LAWS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as the investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PNC Bank, PIMC, PFPC, as well as certain Service Organizations (i.e., banks), are subject to such banking laws and regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank
Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations generally and change its method of operations. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS

     The Fund's net income is declared daily as a dividend to the holders of record of each of the Fund's series of shares at the close of business on the day of declaration. Dividends on each share of each Series are determined in the same manner. Dollar shares bear all the expense of fees paid to Service Organizations for their services with respect to Dollar shares, and Plus shares bear all the expense of fees paid to Service Organizations with respect to Plus shares. (See "Management of the Fund-Service Organizations.") Shares of each series begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before the redemption order for the shares is executed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within 5 business days after the end of the month or within 5 business days of the redemption of all of a shareholder's shares of a series. The Fund does not expect to realize net long-term capital gains.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same series with respect to which dividends are declared valued at their net asset value on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code. Qualification as a regulated investment company for a taxable year requires, among other things, that the Fund distribute an amount equal to at least the sum of 90% of its exempt-interest income net of certain deductions and 90% of its investment company taxable income for such year, which the Fund intends to do. Federal exempt-interest dividends may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes").

     If the Fund should hold certain "private activity bonds" issued after August 7, 1986, the portion of dividends attributable to interest on such bonds must be included in a shareholder's Federal alternative minimum taxable income, as an item of tax preference, for the purpose of determining liability (if any) for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders also must take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2 million. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


     Exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be excluded or exempt from applicable Federal income taxation and New York State and New York City income taxation. Dividends and distributions derived from taxable income and capital gains, if any, are not exempt from Federal income tax or from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for Federal, New York State or New York City personal income tax purposes. Except as noted with respect to New York State and New York City personal income taxes, dividends and distributions paid to shareholders that are derived from income on Municipal Obligations may be taxable income under state or local law even though all or a portion of such dividends or distributions may be derived from interest on tax-exempt obligations that, if paid directly to shareholders, would be tax-exempt income.

     Shareholders will be advised at least annually as to the Federal income tax, as well as the New York State and New York City personal income tax, status and consequences of dividends and distributions made each year.

     The foregoing is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the Federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Fund's Charter authorizes the Board of Directors to issue up to 2 billion full and fractional shares of capital stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Fund into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Directors has classified
1.4 billion of its shares as Money shares (Class A Common Stock), 300 million of its shares as Dollar shares (Class A Common Stock-Special Series 1) and 300 million of its shares as Plus shares (Class A Common Stock-Special Series 2).

     Each New York Money, Dollar and Plus share represents an equal proportionate interest in the assets of the Fund. Shareholders of each series are entitled to participate equally in any dividend or distribution declared by the Fund's Board of Directors except as provided under "Dividends" and in the net distributable assets of the Fund on liquidation. Fund shares have no pre-emptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and non-assessable. Further, shareholders of each series are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by series, except where otherwise required by law and except that only Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Dollar shares, and Plus shares will enjoy similar voting rights on matters pertaining to the Fund's arrangements with Service Organizations with respect to Plus shares. (See "Management of the Fund-Service Organizations.") Shares of the Fund have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of series) may elect all of the directors.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Redemption of Shares."

                                     YIELD

     From time to time the Fund may advertise the "yields," "effective yields" and "tax-equivalent yields" of its Money, Dollar and Plus shares. Yield figures are based on historical earnings and are not intended to indicate future performances. The "yield" for each series of Fund shares refers to the income generated by an investment in the shares of such series over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a series of Fund shares is assumed to be reinvested in shares of that series. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" shows the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield. It is calculated by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal and New York income taxes at a stated tax rate. The "tax-equivalent yield" will always be higher than the "yield."


     For the seven-day period ended July 31, 1995, the yields on Money and Plus shares were 3.52% and 3.27%, respectively, the compounded effective yields on Money and Plus shares were 3.58% and 3.32%, respectively, and the tax-equivalent yields on Money and Plus shares were 5.58% and 5.18%, respectively. These tax-equivalent yields assume a Federal income tax rate of 28% and a combined New York State and New York City income tax rate of 12.332%. During this seven-day period, the Fund's investment adviser and administrators voluntarily waived approximately 71% of the advisory and administration fees payable by the Fund. Without such waivers, such yields on Money and Plus shares would have been 3.32% and 3.07%, respectively, the compounded effective yields on Money and Plus shares would have been 3.37% and 3.12%, respectively, and the tax-equivalent yields on Money and Plus shares would have been 5.26% and 4.86%, respectively. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Money, as well as Dollar and Plus shares, will fluctuate and is not necessarily representative of future results. Any fees charged by broker-dealers, banks or others directly to their customers in connection with investments in the Fund are not reflected in the yields on the Fund's shares, and such fees, if charged, will reduce the actual return received by customers on their investments. There were no Dollar shares outstanding during the period from March 28, 1994 through July 31, 1995. Investors may call 800-821-6006 to obtain the current yields on each series of the Fund's shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE FUND OR ITS
       DISTRIBUTOR. THIS PROSPECTUS
       DOES NOT CONSTITUTE AN
       OFFERING BY THE FUND OR BY
       THE DISTRIBUTOR IN ANY
       JURISDICTION IN WHICH SUCH
       OFFERING MAY NOT LAWFULLY BE
       MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS


                                         PAGE
                                        ------
         Background and Expense
           Information..................      2
         Financial Highlights...........      4
         Investment Objective and
           Policies.....................      7
         Purchase of Shares.............     11
         Redemption of Shares...........     11
         Management of the Fund.........     13
         Dividends......................     16
         Taxes..........................     16
         Description of Shares and
           Miscellaneous................     17
         Yield..........................     18


       PIF-P-012-02

--------------------------------------------------------------------------------
                                                       NEW YORK
                                                      MONEY FUND
                                          AN INVESTMENT PORTFOLIO OFFERED BY
                                                  MUNICIPAL FUND FOR
                                               NEW YORK INVESTORS, INC.
                                                         LOGO

                                                      Prospectus


                                                   December 1, 1995

                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                                  (the "Fund")

                      Statement of Additional Information

                               December 1, 1995



                               Table of Contents


                                                                       Page
                                                                       ----
Investment Objective and Policies....................................    1
Municipal Obligations................................................    5
Additional Purchase and Redemption Information.......................   22
Management of the Fund...............................................   24
Additional Information Concerning Taxes..............................   31
 Dividends...........................................................   34
 Counsel.............................................................   37
Independent Accountants..............................................   37
 Miscellaneous.......................................................   37
Financial Statements................................................. FS-1
 Appendix............................................................  A-1




                 This Statement of Additional Information is meant to be read in conjunction with the Fund's Prospectus dated December 1, 1995 and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES

                 As stated in the Fund's Prospectus, the investment objective of the Fund is to provide investors with as high a level of current interest income that is exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. The following policies supplement the description of the Fund's investment objective and policies in the Prospectus.

Additional Information on Investment Practices.

                 Variable and Floating Rate Demand Instruments. Variable and floating rate demand instruments held by the Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal at any time or during specified intervals not exceeding 13 months, subject to notice of no more than 30 days, and (ii) the rate of interest on such instruments is adjusted (based upon a pre-selected market sensitive index such as the prime rate of a major commercial bank) at periodic intervals not exceeding 13 months. In determining the Fund's average weighted portfolio maturity and whether a variable or floating rate demand instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the Securities and Exchange Commission (the "SEC"). In determining whether an unrated variable or floating rate demand instrument is of comparable quality at the time of purchase to instruments with minimal credit risks, the Fund's investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the instrument and will continuously monitor its financial condition. In addition, the Fund will sometimes require that the issuer's obligation to pay the principal of the instrument be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

                 Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to the 10% limitation on such investments.

                 When-Issued Securities. As stated in the Prospectus, the Fund may purchase Municipal Obligations on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

                 When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                 Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio.
Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by the Fund may also be referred to as "put" options.) Stand-by commitments may be sold, transferred or assigned only with the underlying instruments.

                 The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio is not expected to exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

                 The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the investment adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

                 The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

Portfolio Transactions.

                 Subject to the general control of the Fund's Board of
Directors, PNC Institutional Management Corporation   ("PIMC"), the Fund's
investment adviser, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. Purchases, if any, from underwriters may include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market markers may include the spread between the bid and asked prices. In transactions with dealers, PIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, PIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research advice or other services such as information relating to the price of portfolio securities.

                 Investment decisions for the Fund are made independently from those for other investment company portfolios advised by PIMC. Such other investment company portfolios may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other investment company portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which PIMC believes to be equitable to each investment company portfolio, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund. To the extent permitted by law, PIMC may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment companies in order to obtain best execution.


                 Portfolio securities will not be purchased from or sold to PIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. ("PDI"), or any affiliated person of any of them (as such term is defined in the 1940 Act except to the extent permitted by the SEC). In addition, the Fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which PNC Bank is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment company portfolios which have a similar investment objective but are not subject to such limitations. Furthermore, with respect to such transactions, securities and deposits, the Fund will not give preference to Service Organizations with whom the Fund enters into agreements concerning the provision of support services to customers who beneficially own shares of New York Money Dollar ("Dollar shares") or New York Money Plus ("Plus shares"). (See the Prospectus, "Management of the Fund - Service Organizations.")

                 The Fund may participate, if and when practicable, in bidding for the purchase of Municipal Obligations directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when PIMC, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                 The Fund does not intend to seek profits through short-term trading. The Fund's annual portfolio turnover will be relatively high because of the short-term nature of the instruments in which it invests, but the Fund's portfolio turnover is not expected to have a material effect on its net income. The Fund's portfolio turnover is expected to be zero for regulatory reporting purposes.

Additional Investment Limitations.

                 In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations, which may only be changed by a vote of the holders of a majority of the Fund's outstanding shares (as defined below under "Miscellaneous").

                 The Fund may not:

                 1. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations.

                 2. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                 3. Purchase or sell real estate except that the Fund may invest in debt obligations secured by real estate or interests therein.

                 4. Purchase securities on margin, make short sales of securities or maintain a short position.

                 5. Write or sell puts, calls, straddles, spreads or combinations thereof.

                 6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

                 7. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

Portfolio Valuation.

                 The Fund's portfolio securities are valued on the basis of amortized cost. In connection with its use of amortized cost valuation, the Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (with certain exceptions). The Fund's Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each of the Fund's series of shares for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                             MUNICIPAL OBLIGATIONS

In General.

                 Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is

(subject to the Federal alternative minimum tax) exempt from regular Federal income tax.

                 The Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

         Before purchasing a tax-exempt derivative for the Fund, the Adviser is required by the Fund's procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Fund's Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the investment adviser will review periodically the entity's relevant financial information. Currently, the Directors have authorized the purchase of tax-exempt derivatives by the Fund so long as after any purchase not more than 10% of the Fund's assets are invested in such securities.

                 As described in the Fund's Prospectus, the two principal classifications of Municipal Obligations consist of

"general obligation" and "revenue" issues, and the Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

                 An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

                 Among other types of Municipal Obligations, the Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments, including general obligation and private activity bonds, provided they have remaining maturities of 13 months or less at the time of purchase.

Special Considerations Relating to New York Municipal Obligations.

                 Some of the significant financial considerations relating to the Fund's investment in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.


                 The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. The recession has been more severe in the State, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. There can be no assurance that the State economy will not experience worse-than-predicted results in the1995-96 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



                 The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991. It stood at 6.9% in 1994. The total employment growth rate in the State has been below the national average since 1984 and is expected to slow to less than 0.5% in 1995. State per capita personal income remains above the national average. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. During the past ten years, total personal income in the State rose slightly faster than the national average only in 1986 through 1989.



STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the

"Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.



                 The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service.
The State financial plan for the 1995-96 fiscal year was formulated on June
20, 1995 and was based upon the State's budget as enacted by the Legislature and signed into law by the Governor (the "1995-96 State Financial Plan").



                 The 1995-96 State Financial Plan was the first to be enacted in the administration of the Governor, who assumed office on January 1. It was the first budget in over half a century which proposed and, as enacted, projected an absolute year-over-year decline in disbursements in the General Fund, the State's principal operating fund. Spending for State operations was projected to drop even more sharply, by 4.6%. Nominal spending from all State spending sources (i.e., excluding Federal aid) was proposed to increase by only 2.5% from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0% annually.



                 In his executive budget, the Governor indicated that in the 1995-96 fiscal year, the state financial plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

                 This gap was projected to be closed in the 1995-96 State Financial Plan through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The 1995-96 State Financial Plan projected (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily through a new Quick Draw Lottery game, changes to tax payments schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.



                The 1995-96 State Financial Plan included actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The Division of the Budget estimated that the 1995-96 State Financial Plan contained actions that provide nonrecurring resources or savings totaling approximately $900 million while the State comptroller (the "Comptroller") believed that such amount exceeded $1 billion. In addition to this use of nonrecurring resources, the 1995-96 State Financial Plan reflected actions that will directly affect the State's 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97 in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in the State's fiscal year 1996-97. These include actions to reduce the State workforce, reduce Medicaid and welfare expenditures and slow community mental hygiene program development.



                 The State issued the first of the three required quarterly updates (the "First Quarter Update") to the 1995-96 State Financial Plan on July 28, 1995. The First Quarter Update projected continued balance in the State's 1995-96 State Financial Plan. Actual cash receipts and disbursements during the first quarter of the fiscal year were impacted by the late adoption of the budget, and fell somewhat short of original monthly cashflow estimates. Receipt variances were mainly related to timing issues rather than changes in the forecast. Disbursement variances were also ascribed to timing factors.



                 On October 2, 1995, the State Comptroller released a report on the State's financial condition. The report identified several risks to the 1995-96 State Financial Plan and also estimated a potential imbalance in receipts and disbursements in the 1996-97 fiscal year of at least $2.7 billion and in the 1997-98 fiscal year of at least $3.9 billion. The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.



                 The State issued its second quarterly update to the 1995-96 State Financial Plan on October 26, 1995 (the "Mid-Year Update" and together with the First Quarter Update, the "Financial Plan Updates"). The Mid-Year Update projected continued balance in the 1995-96 State Financial Plan, with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million as compared to the First Quarter Update. The resulting General Fund balance decreased from $213 million in the First Quarter Update to $172 million in the Mid-Year Update, reflecting the use of $41 million from the contingency reserve fund for payments of litigation and disallowance expenses.



                 The 1995-96 State Financial Plan and the Financial Plan
Updates were based on a number of assumptions and projections. Because it is not possible to predict accurately the occurrence of all factors that may affect the 1995-96 State Financial Plan or the Financial Plan Updates, actual results could differ materially and adversely from projections made at the outset of a fiscal year. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.



                 A significant risk to the 1995-96 State Financial Plan arises from tax legislation pending in Congress. Changes to federal tax treatment of capital gains are likely to flow through automatically to the State personal income tax. Such changes, depending upon their precise character and timing, and upon taxpayer response, could produce either revenue gains or losses during the balance of the State's fiscal year.

RECENT FINANCIAL RESULTS. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.



                 The State reported a General Fund operating deficit of $1.426 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million for the prior fiscal year. The 1994-95 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-94 cash-based surplus to fund operating expenses in 1994-95 and the adoption of changes in accounting methodologies by the State Comptroller. These factors were offset by net proceeds of $315 million in bonds issued by the Local Government Assistance Corporation. The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year.



                 Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.



                 The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.


DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

                 The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations
("Authorities"). Payments of debt service on New York State general obligation and New York

State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.


                 The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.



                 In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing.



                 In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.



                        Before the approved constitutional amendment can be presented to the voters for their consideration, it must be passed by a separately elected legislature. The amendment must therefore be passed by the newly elected Legislature in 1995 prior to presentation to the voters in November 1995. The amendment was passed by the Senate in June 1995, and the Assembly is expected to pass the amendment shortly. If approved by the voters, the amendment would become effective January 1, 1996.


                        On January 13, 1992, Standard & Poor's Corporation ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt.
Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on February 28, 1994, confirmed its A-rating. On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.


                        The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in 1995-96. The State expects to issue $248 million in general obligation bonds (including
$170 million for purposes of redeeming outstanding bond anticipation notes) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in certificates of participation during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. These projections are subject to change if circumstances require.



                        Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes and on tax and revenue anticipation notes were $793.3 million for the 1994-95 fiscal year, and are estimated to be $774.4 million for the 1995-96 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992 ("Refunding Bonds") to the extent that such interest was paid from an escrow fund established with the proceeds of such Refunding Bonds. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $239.4 million for the 1994-95 fiscal year, and are estimated to be $328.2 million for 1995-96. State lease-purchase rental and contractual obligation payments for 1994-95, including State installment payments relating to certificates of participation, were $1.607 billion and are estimated to be $1.641 billion in 1995-96.


                        New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of the treatment of certain moneys held in a Supplemental Reserve Fund; and (10) a challenge to the constitutionality of a State lottery game.

                        Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller has developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $30 million in fiscal 1994-95, $63 million in fiscal 1995-96, $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State is required to make aggregate payments of $351.4 million, of which $90.3 million have been made. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year.



                        The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1995-96 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1995, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $676 million.


                        Although other litigation is pending against New York State, except as described above, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that are State-supported or State-related. As of September 30, 1994, date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion. As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.



                        Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.



NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements.
The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.


                        In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to public credit markets. The City was not able to sell short-term notes to the public again until 1979.

                        In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's. On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, Standard & Poor's reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since
1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, Standard & Poor's downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing to the City's chronic structural budget problems and weak economic outlook. Standard & Poor's stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating.



                        New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1995, MAC had outstanding an aggregate of approximately $4.882 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to certain authorities in the event the City fails to provide such financing.

                        Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.


                        From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.



                        The City submitted to the Control Board on July 21,
1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year (the "1995 Modification"), which projects a balanced budget in accordance with GAAP for the 1995 fiscal year, after taking into account a discretionary transfer of $75 million. On July 11, 1995, the City submitted to the Control Board the Financial Plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan").



                        The 1996-1999 Financial Plan projected revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The projections for the 1996 fiscal year reflected proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the 1996-1999 Financial Plan for the 1996 fiscal year included (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payment to the City; (ii) expenditure reductions in agencies, totaling $1.2 billion; (iii) transitional labor savings, totaling $600 million;

and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City's pension systems, which would reduce such costs in the 1996 fiscal year.



                        The proposed agency spending reductions included the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. The substantial agency expenditure reductions proposed in the 1996-1999 Financial Plan may be difficult to implement, and the 1996-1999 Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, certain initiatives are subject to negotiation with the City's municipal unions, and various actions, including proposed anticipated State aid totaling $50 million are subject to approval by the Governor and the Legislature.



                        The 1996-1999 Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap-closing program to eliminate projected gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. These actions, a substantial number of which were not specified in detail, include additional agency spending reductions, reduction in entitlements, government procurement initiatives, revenue initiatives and the availability of the general reserve.



                        Contracts with all of the City's municipal unions either expired in the 1995 fiscal year or will expire in the 1996 fiscal years. The 1996-1999 Financial Plan provided no additional wage increases for City employees after the 1995 fiscal year. Each 1% wage increase for all union contracts commencing in the 1995 or 1996 fiscal year would cost the City an additional $141 million for the 1996 fiscal year and $161 million each year thereafter above the amounts provided for in the 1996-1999 Financial Plan.



                        Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from New York State.



                        The City requires certain amounts of financing for seasonal and capital spending purposes. The City's current monthly cash flow forecast for the 1996 fiscal year shows a need of $2.4 billion of seasonal financing for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.




                        Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the projections of the State's receipts and disbursements in the State's 1995-96 fiscal year.


                        Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.


                        Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $105 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.


                        From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

In General.

             Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectus. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

             Prior to effecting a redemption of shares represented by certificates, PFPC must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to the Fund have previously been made. The Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

             In addition, if, in the opinion of the directors of the Fund, ownership of shares has or may become concentrated to an extent which would cause the Fund to be deemed a personal holding company, the Fund may compel the redemption of, reject any order for or refuse to give effect on the books of the Fund to the transfer of the Fund's shares in an effort to prevent that consequence. The Fund may also redeem shares involuntarily if such redemption appears appropriate in light of the Fund's responsibilities under the 1940 Act. If the Fund's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property. In certain instances, the Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration. (See Statement of Additional Information --"Investment Objective and Policies (Portfolio Valuation)" for an example of when such redemption or form of payment might be appropriate.)

             Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one series of the Fund's shares must maintain a separate Master Account for each series. Institutions may arrange with PFPC for certain sub-accounting services (such as purchase, redemption and dividend recordkeeping) paid for by the Fund, if PFPC is provided with the information necessary for sub-accounting. Sub-accounts may be established by name or number.

             The customary national business holidays which either the Federal Reserve Bank of Philadelphia or the New York Stock Exchange observe are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

Net Asset Value.

             As stated in the Fund's Prospectus, the Fund's net asset value per share is calculated by adding the value of all of the Fund's portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund including dividends that have been declared but not paid, and dividing the result by the number of the Fund's shares outstanding (irrespective of series). The value of the Fund's assets is calculated using the amortized cost method pursuant to procedures adopted by the Board of Directors under Rule 2a-7. "Assets belonging to" the Fund consist of the consideration received upon the issuance of the Fund's shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments and any funds or payments derived from any re-investment of such proceeds. Assets belonging to the Fund are charged with the direct liabilities of the Fund.

                             MANAGEMENT OF THE FUND

Directors and Officers.

             The Fund's directors and officers, their addresses, principal occupations during the past 5 years and other affiliations are as follows:


                                                            Principal Occupations
                                                            during past 5 years
Name and Address                     Position               and Other Affiliations
----------------                     --------               ----------------------
Thomas A. Melfe                      Chairman               Partner of the law firm of
30 Rockefeller Plaza                 and                    Donovan Newton Leisure & Irvine
New York, NY 10112                   Director               since 1984; Partner of the law firm
Age:  63                                                    of Hale Russell & Gray, 1981 to
                                                            1984.

Francis E. Drake, Jr.                Director               Retired; Chairman of Executive and
90 Knollwood Drive                                          Finance Committee, Rochester Gas and
Rochester, NY  14618                                        Electric Corp. until December, 1988;
Age:  80                                                    Chairman of the Board and Chief Executive
                                                            Officer, Rochester Gas and Electric Corp.
                                                            until 1980.

                                                            Principal Occupations
                                                            during past 5 years
Name and Address                     Position               and Other Affiliations
----------------                     --------               ----------------------

Rodney D. Johnson                    Director               President, Fairmount Capital
Fairmount Capital                                           Advisors, Inc. (financial advising)
 Advisors, Inc.                                             since 1987.
1435 Walnut Street
Drexel Building,
3rd Floor
Philadelphia, PA
 19102
Age:  53

Anthony M. Santomero                 Director               Richard K. Mellon Professor of
310 Keithwood Road                                          Finance, since April 1984 and Dean's
Wynnewood, PA  19096                                        Advisory Council Member since July
Age:  48                                                    1984, The Wharton School, University
                                                            of Pennsylvania; Associate Editor,
                                                            Journal of Banking and Finance,
                                                            since June 1978; Associate Editor,
                                                            Journal of Economics and Business,
                                                            since October 1979; Associate
                                                            Editor, Journal of Money, Credit and
                                                            Banking, since January 1989;
                                                            Research Associate, New York
                                                            University Center for Japan-US
                                                            Business and Economic Studies, since
                                                            July 1989; Editorial Advisory Board,
                                                            Open Economics Review, since
                                                            November 1990; Director, The Zweig
                                                            Fund and The Zweig Total Return
                                                            Fund.

Edward J. Roach                      President              Certified Public Accountant;
Bellevue Park                        and Treasurer          Partner of the accounting firm
  Corporate Center                                          of Main Hurdman until 1981;
Suite 100                                                   Vice Chairman of the Board,
400 Bellevue Parkway                                        Fox Chase Cancer Center;
Wilmington, DE 19809                                        Trustee Emeritus, Pennsylvania
Age:  71                                                    School for the Deaf; Officer of
                                                            various investment companies advised by PNC
                                                            Institutional Management Corporation.

Morgan R. Jones                      Secretary              Partner of the law firm of Drinker
1345 Chestnut Street                                        Biddle & Reath.
Suite 1100
Philadelphia, PA 19107-3496
Age:  55


                          ----------------------------


                 Messrs. Johnson and Santomero serve as directors of Temporary Investment Fund, Inc. ("TempFund"), Municipal Fund for California Investors, Inc. ("California Muni") and Provident Institutional Funds, Inc. ("PIF") and as trustees of Trust for Federal Securities ("FedFund"), Municipal Fund for Temporary Investment ("MuniFund") and The PNC(R) Fund ("PNC"). Mr. Johnson also serves as a director of the International Dollar Reserve

Fund ("IDR"). Each of these funds shares the same investment adviser and/or sub-adviser as the Fund.



                 Mr. Roach is Vice President and Treasurer of TempFund, FedFund, MuniFund, PNC, Independence Square Income Securities ("ISIS"), California Muni and PIF. In addition, Mr. Roach is Treasurer of Chestnut Street Exchange Fund ("Chestnut") and President and Treasurer of The RBB Fund, Inc. ("RBB"); and Mr. Jones is Secretary of Chestnut, California Muni, MuniFund, PNC and RBB. Each of the investment companies named above receives various advisory or other services from PIMC or PNC Bank. Of the above-mentioned funds, PDI and PFPC provide distribution and administration services to TempFund, FedFund, MuniFund, Diversified, PNC and California Muni. In addition, PFPC provides administration services to RBB.



                 Each director is paid $5,000 annually, plus $250 for each Board meeting attended, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. The Chairman of the Board receives an additional $2,500 per annum for his services in such capacity.



                 The following table sets forth information about the fees received by the Fund's directors for the fiscal year ended July 31, 1995, the Fund's most recently completed fiscal year.

                                                        Pension or                                Total
                                                        Retirement           Estimated         Compensation
                                                         Benefits              Annual           from Fund
                                Aggregate                Accrued as          Benefits           and Fund
Name of Person                 Compensation             Part of Fund            Upon           Complex(1) Paid
   Position                     from Fund                 Expenses           Retirement        to Directors
--------------                  ---------               ------------         ----------        -------------
Thomas A. Melfe                    $ 8,500                   0.00               N/A            (1)(2) $  8,500
Director and Chairman

Rodney D. Johnson                  $ 6,000                   0.00               N/A            (6)(2) $ 58,450
Director

Francis E. Drake, Jr.              $ 6,000                   0.00               N/A            (1)(2) $  6,000
Director

Anthony M. Santomero,                  N/A                   0.00               N/A            (5)(2) $ 51,000
Director

                                   $18,000                   0.00                                     $123,950



--------------------------------



(1) A "fund complex" means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The fund complex consists of the Fund, Muni Fund, FedFund, PNC, TempFund, CalMuni, PIF, IDR, Chestnut Street Exchange Fund and Independence Square Income Securities, Inc.



(2) Total number of investment companies each director serves on within the fund complex.



                 In addition, the Fund contributed $1,118.62 for its last fiscal year to its retirement plan for employees (who include Mr. Roach). No employee of PDI, PIMC, PFPC or PNC Bank receives any compensation from the Fund for acting as an officer or director of the Fund. The directors and officers of the Fund own less than 1% of the Fund's shares.


                 By virtue of the responsibilities assumed by PDI, PIMC, PNC Bank and PFPC under their respective agreements with the Fund, the Fund itself requires only one part-time employee in addition to its officers. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund.

Adviser and Administrators.


                 The advisory and administrative services provided and the expenses assumed by PIMC and the administrators, as well as the fees payable to each of them, are described in the Prospectus. For the fiscal years ended July 31, 1993, 1994 and 1995 the Fund paid $184,272, $165,619 and $134,630, respectively, in advisory fees to PIMC (net of waivers). During the fiscal year ended July
31, 1993 the Fund paid $194,546 in administration fees to its former administrator, The Boston Company Advisors, Inc. ("Boston Advisors"), PFPC and PDI (net of waivers). For the fiscal years ended July 31, 1994 and 1995, the Fund paid administration fees to PFPC and PDI (net of waivers) totalling $165,618 and $134,629, respectively. During the fiscal year ended July 31, 1993, PIMC and PFPC, PDI and Boston Advisors each voluntarily waived advisory and administration fees in amounts totalling $361,266 and $350,992, respectively. During the fiscal year ended July 31, 1994, PIMC and PFPC and PDI each voluntarily waived advisory and administration fees in amounts totalling $379,276 and $379,277, respectively. During the fiscal year ended July 31, 1995, PIMC, PFPC and PDI each voluntarily waived advisory and administration fees in amounts totalling $350,428 and $350,429, respectively.


                 PIMC and the administrators have agreed that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, they will each reimburse the Fund for one-half of any excess to the extent required by such regulations. To the Fund's knowledge, as of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund provides that annual expenses (as defined by statute) may not exceed 2-1/2% of the first $30 million of a Fund's average annual net assets, 2% of the next $70 million of the average annual net assets and 1-1/2% of the remaining average annual net assets. The Fund's expenses, however, are not expected to exceed any such limitation.

Banking Laws.

                 Certain banking laws and regulations with respect to investment companies are discussed in the Fund's Prospectus. PIMC, PFPC and PNC Bank believe that they may perform the services for the Fund contemplated by the respective Advisory, Sub-Advisory, Transfer Agency and Custody Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present and future requirements, could prevent PIMC, PNC Bank and PFPC from continuing to perform such services for the Fund. If PIMC, PFPC or PNC Bank were prohibited from continuing to perform such services, it is expected that the Board of Directors would recommend that the Fund enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.

Custodian and Transfer Agent.


                 As custodian of the Fund's assets, PNC Bank (i) maintains a
separate account or accounts in the name of the    Fund, (ii) holds and
disburses portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, (v) responds to correspondence from security brokers and others relating to its duties and (vi) makes periodic reports to the Fund's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under its Custody Agreement with the Fund and holds the Fund harmless from the acts and omissions of any sub-custodian chosen by PNC Bank. The Fund pays PNC Bank a fee for its custodial services equal to $.25 per annum for each $1,000 of the Fund's average gross assets.


                 As the Fund's transfer and dividend disbursing agent, PFPC (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) responds to correspondence by shareholders and others relating to its duties, (iv) maintains shareholder accounts and sub-accounts, (v) provides installation and other services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund, and (vi) makes periodic reports to the Fund's Board of Directors concerning the Fund's operations. PFPC may, on 30 days' notice to the Fund, assign its duties thereunder to any other affiliate of PNC Bank Corp. For its transfer agency, dividend disbursing and sub-accounting services, the Fund pays PFPC $12.00 per account and sub-account per annum plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends).

                 PFPC sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with the Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balance for the sub-account at the beginning and end of the month and income paid or reinvested during the month.

Service Organizations.


                 As stated in the Fund's Prospectus, the Fund enters into agreements with institutional investors ("Service Organizations") requiring them to provide support services to their customers who beneficially own Dollar or Plus shares in consideration of .25% (on an annualized basis) of the average daily net asset value of the Dollar or Plus shares held by the Service Organizations for the benefit of their customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent; (ii) providing customers with a service that invests the assets of their accounts in Dollar or Plus shares; (iii) processing dividend payments from the Fund on behalf of customers; (iv) providing information periodically to customers showing their positions in Dollar and Plus shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Service Organizations; (vii) providing sub-accounting with respect to Dollar and Plus shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and (ix) other similar services if requested by the Fund. In addition, broker/dealers purchasing Plus shares may be requested to provide from time to time assistance (such as the forwarding of sales literature and advertising to customers) in connection with the distribution of Plus shares. For the period from August 1, 1994 through December 1, 1994, the Fund paid a total of $302 to Service Organizations with respect to Plus shares (no Plus Shares were outstanding from December 2, 1994 through July 31, 1995). For the fiscal year ended July 31, 1995, no fees were paid with respect to Dollar shares and no such shares were outstanding.


                 The Fund's agreements with Service Organizations are governed by Plans (called "non-12b-1 Shareholder Services Plan" and "12b-1 Services Plan" for the Dollar shares and Plus shares, respectively), which have been adopted by the Fund's Board of Directors pursuant to applicable rules and regulations of the SEC and an exemptive order granted by the SEC in connection with the creation of the Dollar and Plus shares. Pursuant to the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the Fund's directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").


                 The Board of Directors has approved the Fund's arrangements with Service Organizations based on information provided to the Board that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be approved by a majority of the Fund's Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the 12b-1 Services Plan adopted by the Board with respect to Plus shares must be approved by the holders of a majority of the outstanding Plus shares. (It should be noted that while the annual service fee with respect to Plus shares is currently set at
 .25%, the Plan adopted by the Board of Directors permits the Board to increase this fee to .40% without shareholder approval.) So long as the Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested directors.


Expenses.

                 Except as noted in the Prospectus, the Fund's service contractors bear all expenses in connection with performance of their services. The Fund bears the expenses incurred in its operations. Fund expenses include taxes, interest, fees and salaries of its directors and officers, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, Service Organization fees, certain insurance premiums, outside auditing and legal expenses, costs of independent pricing service, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase of portfolio securities.


                    ADDITIONAL INFORMATION CONCERNING TAXES

                 The following summarizes certain additional Federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the

Fund's Prospectus is not intended as a substitute for careful tax planning. Investors should consult their tax advisers with specific reference to their own tax situations.


                 As described above and in the Fund's Prospectus, the Fund is designed to provide New York institutional investors and their customers with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for persons that are either "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his trade or business and (ii) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


                 The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's portfolio must consist of Federal tax-exempt interest obligations. In addition, the Fund must distribute an amount that is equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income with respect to each taxable year. After the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which constitutes an exempt-interest dividend. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the

Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

                 Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for Federal and New York State and New York City personal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year.

                 While the Fund does not expect to earn any investment company taxable income, any such income earned by the Fund will be distributed. In general, the Fund's investment company taxable income will be its taxable income (including, for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. To the extent such income is distributed, it will be taxable to shareholders as ordinary income, whether paid in cash or additional shares.

                 The Fund does not expect to realize long-term capital gains and therefore does not expect to distribute any capital gain dividends.

                 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed for Federal income tax purposes to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

                 A 4% non-deductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                 Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, the Fund may be subject to the tax laws of states or localities depending upon the extent of its activities in such states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business.

                 If for any taxable year the Fund does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.


                 The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


                 The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                                   DIVIDENDS

General.

                 Net income for dividend purposes consists of interest accrued and original discount earned on the Fund's assets for the applicable dividend period, less amortization of market premium on such assets and accrued expenses for such period. Net income for each of the Fund's three series of shares is determined in the same manner, except that Dollar and Plus shares bear the fees payable to Service Organizations for the services to the beneficial owners of such shares. (See the Fund's Prospectus under "Dividends.") Realized and unrealized gains and losses on portfolio securities are reflected in net asset value.

                 Should the Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of the Fund for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy with respect to the Fund or to revise it in order to mitigate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund.
Such expense or loss may result in the shareholder's receiving no dividends for the period during which it held shares of the Fund and in it receiving upon redemption a price per share lower than that which it paid.

Yield Information.

                 The "yields," "effective yields" and "tax-equivalent yields" of the Fund's series of shares as described and shown in the Prospectus are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each of the Fund's three series of shares is computed separately for each series by determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share of the series involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. The Fund's "effective yield" is calculated by compounding the unannualized base period return for each series of shares (calculated as above), by adding one to the base period return for the series involved, raising that sum to a power equal to 365/7, and subtracting one from the result. The Fund's "tax-equivalent" yield is computed by: (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from both Federal and New York State income taxes by one minus a stated combined Federal and New York State income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from Federal income tax only by one minus a stated Federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

                 From time to time, in advertisements or in reports to shareholders, the yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Fund may be compared to Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service that monitors the performance of mutual funds.


         The Fund may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.



         In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the adviser and/or sub-adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


         The Fund's yields will fluctuate and any quotation of the Fund's yield should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by banks or other financial institutions to customer accounts investing in shares of the Fund will not be included in calculations of yield; such fees would reduce the actual yield from that quoted.


                                    COUNSEL

                 Drinker Biddle & Reath, 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, of which Mr. Jones, Secretary of the Fund, is a partner, will pass upon certain legal matters for the Fund as its counsel. Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, acts as special New York counsel for the Fund and has reviewed the portions of this Statement of Additional Information and the Fund's Prospectus concerning New York taxes and the description of special considerations relating to New York Municipal Obligations.


                            INDEPENDENT ACCOUNTANTS

                 The financial statements of the Fund which appear in this Statement of Additional Information and the Financial Highlights which appear in the Fund's Prospectus have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is contained in this Statement of Additional Information, and have been included herein and in the Fund's Prospectus in reliance upon the report of said firm of independent accountants given upon their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.


                                 MISCELLANEOUS

                 The Fund was organized as a Maryland corporation on March 4, 1983 under the name of New York Municipal Fund for Temporary Investment,
Inc. On July 18, 1983, the Fund changed its name to Municipal Fund for New York Investors, Inc.


                 As used in this Statement of Additional Information and the Fund's Prospectus, a "majority of the outstanding shares of the Fund" means, with respect to the approval of an investment advisory agreement, distribution plan or a change in an investment objective or fundamental investment policy, the lesser of (1) 67% of the Fund's shares, irrespective of series, represented at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares, irrespective of series.

                 As stated in the Prospectus, holders of the Fund's Money, Dollar and Plus shares will vote in the aggregate and not by series on all matters, except where otherwise required by law, except that only Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Dollar shares and only Plus shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Plus shares.

                 Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.


                 As of November 20, 1995, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the Fund were as follows: Chemical Bank, Administrative Services, AIS Section 31-270, 270 Park Avenue, New York, New York 10017, 25.43%; Chase Manhattan Bank, N.A., 1211 Avenue of the
Americas, 35th Floor, New York, New York 10036, 23.63%; Trulin & Co., c/o Chase Manhattan Bank, N.A., P.O. Box 1412, Rochester, New York 14603, 18.49%;
Fleet New York, Fleet Investment Services, One East Avenue NY/RO/3090, Rochester, New York 14638, 11.42%; GSS as Agent, The Chase Manhattan Bank, N.A., 2 Chase Plaza, 4th Floor, New York, New York 10081, 5.20%. The Fund does not know whether the entities named above are the beneficial owners of the shares held by them.

                 The Fund does not currently intend to hold annual meetings of shareholders (except as required by the 1940 Act or other applicable law). The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

                 Notwithstanding any provision of Maryland law requiring a greater vote of the Fund's shares in connection with any corporate action, unless otherwise provided by law or by the Fund's Charter, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the Fund's outstanding shares voting without regard to class or series. (See, however, the Fund's Prospectus under "Description of Shares" regarding certain special voting rights of Dollar and Plus shares on matters pertaining to the Fund's arrangements with Service Organizations.)

                              NEW YORK MONEY FUND
                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                            Statement of Net Assets
                                 July 31, 1995

     INVESTMENTS IN      MATURITY     PAR
        SECURITIES         DATE      (000)       VALUE
---------------------------------   -------   ------------
NEW YORK -- 94.3%
  City of New York G.O. DN /
   (Mitsubishi Bank LOC)
   (A-1+, VMIG-1)**
   3.80%.................08/01/95   $ 3,500   $  3,500,000
  City of New York G.O. Series
   B-10 DN / (Union Bank of
   Switzerland LOC) (A-1+,
   VMIG-1)**
   3.75%.................08/07/95     2,200      2,200,000
  City of New York G.O. TECP /
   (Banque Paribas LOC)
   (A-1, VMIG-1)
   3.60%.................08/25/95     4,800      4,800,000
   4.25%.................10/13/95     1,000      1,000,000
  City of New York Housing
   Development Corporation
   (Columbus Gardens Project) DN
   / (Citibank LOC) (A-1)**
   3.75%.................08/07/95     1,400      1,400,000
  City of New York Housing
   Development Corporation
   (East 96th St. Project) DN /
   (Mitsubishi Bank LOC)
   (A-1+, VMIG-1)**
   3.45%.................08/07/95      2,000      2,000,000
  City of New York Housing
   Development Corporation
   (Parkgate Tower) Resolution
   One Series 1985 DN /
   (Citibank LOC)
   (A-1, VMIG-1)**
   3.75%.................08/07/95      4,945      4,945,000
  City of New York Housing
   Development Corporation
   (Queenswood Apartment Project)
   DN / (Sumitomo Bank LOC)
   (VMIG-1)**
   3.75%.................08/07/95     2,700      2,700,000

  City of New York IDA (Columbia
   Grammar School and Preparatory
   School) Civic Facility RB
   Series 1994 DN / (Chemical
   Bank LOC) (A-1)**
   3.60%.................08/07/95       300        300,000

  City of New York IDA Refunding
   Revenue Adjustable Tender
   Notes (La Guardia Associates)
   Series 1985 DN / (Banque
   Indosuez LOC) (A1, VMIG-1)**
   3.70%.................08/02/95     5,700      5,700,000

  City of New York IDA Refunding
   Revenue Adjustable Tender
   Notes, Field Hotel Association
   (JFK Project) DN / (Banque
   Indosuez LOC) (A1, VMIG-1)**
   3.70%.................08/07/95     3,750      3,750,000

NEW YORK (CONTINUED)
  City of New York Tender Option
   Bond DN / (MBIA Insurance)
   (VMIG-1)**
   3.96%.................08/07/95   $ 7,000   $  7,000,000

  City of New York Trust For
   Cultural Resources (American
   Museum of Natural History) DN
   / (MBIA Insurance) (A-1+,
   VMIG-1)**
   3.55%.................08/07/95       400        400,000

  City of New York Trust For
   Cultural Resources (Carnegie
   Hall) Series 1985 DN / (Dai-Ichi
   Kangyo LOC) (A-1, VMIG-1)**
   3.75%.................08/07/95     3,250      3,250,000

  City of New York Trust For
   Cultural Resources (Carnegie
   Hall) Series 1990 DN / (Dai-Ichi
   Kangyo LOC) (A-1, VMIG-1)**
   3.75%.................08/07/95     2,700      2,700,000

  City of New York Trust For
   Cultural Resources (The Jewish
   Museum) Series 1992 DN /
   (Sumitomo Bank LOC) (A1+,
   VMIG-1)**
   3.75%.................08/07/95     1,900      1,900,000

  City of New York Trust For
   Cultural Resources (The Museum
   of Broadcasting) Series 1989
   DN / (Sumitomo Bank LOC)
   (A-1+, VMIG-1)**
   3.75%.................08/07/95     2,300      2,300,000

  County of Albany BAN
   6.00%.................02/21/96     5,440      5,475,968

  County of Erie Water Authority
   DN / (AMBAC Insurance) (A-1+,
   VMIG-1)**
   3.60%.................08/07/95       600        600,000

  County of Erie Water Authority
   Water Works System RB DN /
   (AMBAC Insurance)
   (A-1+, VMIG-1)**
   3.60%.................08/07/95       800        800,000

  County of Monroe IDA Adjustable
   Rate IDRB (Emerson Electric)
   MB (Aa1)
   3.80%.................07/01/96     2,290      2,290,000

  County of Monroe IDA 1985 IDRB
   (Rochester District Heating
   Cooperative, Inc. Facility) DN
   / (Chemical Bank LOC)**
   3.70%.................08/07/95     3,800      3,800,000

  County of Montgomery IDRB
   (Service Merchandise Company)
   DN / (Barclays Bank LOC) (A1+,
   VMIG-1)**
   3.35%.................08/15/95     4,700      4,700,000


                              NEW YORK MONEY FUND
                      Statement of Net Assets (Continued)
                                 July 31, 1995

     INVESTMENTS IN      MATURITY     PAR
        SECURITIES         DATE      (000)       VALUE
---------------------------------   -------   ------------
NEW YORK (CONTINUED)
  County of Suffolk TAN 1995
   (RA Series I) / (Westdeutsche
   Landesbank Girozentrale LOC)
   (SP-1+, MIG-1)
   5.25%.................08/15/95   $ 3,900   $  3,900,808

  County of Suffolk Water
   Authority Series 1994
   (VMIG-1)**
   3.75%.................08/01/95     4,100      4,100,000

  Dormitory Authority of The
   State of New York (Columbia
   University) MGT 14-C DN /
   (Morgan Guaranty LOC)
   (VMIG-1)**
   3.75%.................08/07/95     5,500      5,500,000

  Dormitory Authority of The
   State of New York
   (Metropolitan Museum of Art)
   Series 1993 A DN (A-1+,
   VMIG-1)**
   3.60%.................08/07/95       385        385,000

  Dormitory Authority of The
   State of New York (United
   Cerebral Palsy of New York
   City, Inc.) RB DN / (Chemical
   Bank LOC)
   (A-1, VMIG-1)**
   3.60%.................08/07/95     8,600      8,600,000

  Dormitory Authority of The
   State of New York Pooled Short
   Term TECP / (Dai-Ichi Kangyo
   LOC) (A-1, P-1)
   2.90%.................08/16/95       303        303,000

   4.10%.................09/08/95     1,010      1,010,000

  East Islip Union Free School
   District TAN 1995
   4.25%.................06/28/96     2,500      2,509,830

  Hempstead BAN (MIG-1)
   4.50%.................08/17/95     4,000      4,000,877

  Massapequa Union Free School
   District TAN (MIG-1)
   4.25%.................06/28/96     3,000      3,013,101

  Metropolitan Transportation
   Authority Commuter Facilities
   Series 1991 DN /
   (Morgan Guaranty LOC)
   (A-1+, VMIG-1)**
   3.65%.................08/07/95     9,200      9,200,000

  New York State Energy Research
   and Development Authority PCR
   (Central-Hudson Gas and
   Electric Corporation) Series A
   DN / (Bankers Trust LOC)
   (A1+, VMIG-1)**
   3.40%.................08/03/95       600        600,000

NEW YORK (CONTINUED)
  New York State Energy Research
   and Development Authority PCR
   (Rochester Gas and Electric)
   DN / (Bank of New York LOC)
   (A-1, VMIG-1)**
   3.55%.................08/01/95   $14,600   $ 14,600,000

  New York State Energy Research
   and Development Authority PCRB
   (Orange and Rockland
   Utilities, Inc. Projects)
   Series 1994 A DN / (FGIC
   Insurance)
   (A-1+, VMIG-1)**
   3.55%.................08/07/95       400        400,000

  New York State Energy Research
   and Development Authority (New
   York State Electric and Gas)
   Series 1985-A MB / (Morgan
   Guaranty LOC) (A-1+)
   4.65%.................03/15/96     1,000      1,000,000

  New York State Energy Research
   and Development Authority
   Adjustable Rate PCRB (Long
   Island Lighting Project) MB /
   (Deutsche Bank LOC) (VMIG-1)
   4.70%.................03/01/96     4,000      4,000,000

  New York State Energy Research
   and Development Authority
   Annual Tender PCRB MB/(Union
   Bank of Switzerland LOC) (P-1)
   4.10%.................10/15/95     2,000      2,000,000

   4.60%.................12/01/95     2,065      2,065,000

  New York State Housing Finance
   Agency (Memorial Sloan-
   Kettering Cancer Center) DN
   (A-1+)**
   3.75%.................08/07/95       400        400,000

  New York State Housing Finance
   Agency (Mount Sinai School of
   Medicine) Series A DN / (Sanwa
   Bank LOC) (A1+, VMIG-1)**
   3.60%.................08/07/95     5,500      5,500,000

  New York State Housing Finance
   Agency, (Multi-Family Housing)
   RB Series 1988 A DN / (AMBAC
   Insurance)
   (A-1+, VMIG-1)**
   3.65%.................08/07/95       700        700,000

  New York State Housing Finance
   Authority (Normandie Court I)
   Series 1991A DN / (Societe
   Generale LOC)
   (A-1+, VMIG-1)**
   3.60%.................08/07/95     2,300      2,300,000


                              NEW YORK MONEY FUND
                      Statement of Net Assets (Continued)
                                 July 31, 1995

     INVESTMENTS IN      MATURITY     PAR
        SECURITIES         DATE      (000)       VALUE
---------------------------------   -------   ------------
NEW YORK (CONTINUED)
  New York State IDA Civic
   Facilities (National Audubon
   Society) Series 1989 DN /
   (Swiss Bank LOC) (VMIG-1)**
   4.10%.................08/01/95   $ 1,600   $  1,600,000

  New York State Job Development
   Authority DN / (Sumitomo Bank
   LOC) (A-1, VMIG-1)**
   3.50%.................08/01/95       935        935,000

  New York State Job Development
   Authority Special Purpose
   Bonds Series 1984 C DN /
   (Sumitomo Bank LOC) (A-1,
   VMIG-1)**
   3.70%.................08/01/95     7,235      7,235,000

  New York State Job Development
   Authority Special Purpose
   Bonds Series 1984 D DN /
   (Sumitomo Bank LOC) (A-1,
   VMIG-1)**
   3.70%.................08/01/95       375        375,000

  New York State Job Development
   Authority Special Purpose
   Bonds Series 1984 E DN /
   (Sumitomo Bank LOC) (A-1,
   VMIG-1)**
   3.70%.................08/01/95     1,725      1,725,000

  New York State Job Development
   Authority Special Purpose
   Bonds Series 1984 F DN /
   (Sumitomo Bank LOC) (A-1,
   VMIG-1)**
   3.70%.................08/01/95     1,930      1,930,000

  New York State Job Development
   Authority Special Purpose
   Bonds Series 1984 G DN /
   (Sumitomo Bank LOC) (A-1,
   VMIG-1)**
   3.70%.................08/01/95     3,175      3,175,000

  New York State Job Development
   Authority Special Purpose
   Bonds Series 1984 H DN /
   (Sumitomo Bank LOC) (A-1,
   VMIG-1)**
   3.70%.................08/01/95     1,755      1,755,000

  New York State Local Government
   Assistance Corp. Series 1995-D
   MB / (Societe Generale LOC)
   (A-1+, VMIG-1)
   3.20%.................08/01/95    12,100     12,100,000

  New York State Local Government
   Assistance Corp. Series 1995-G
   MB / (National Westminster
   LOC) (A-1+, VMIG-1)
   3.20%.................08/01/95    10,000     10,000,000

NEW YORK (CONTINUED)
  New York State Medical Care
   Facilities Finance Agency
   Revenue Pooled Equipment Loan
   Program, Series 1985 Issue One
   DN / (Chemical Bank LOC) (A-1,
   VMIG-1)**
   3.60%.................08/07/95   $ 2,000   $  2,000,000

  New York State Power Authority
   Adjustable Tender Notes MB
   (A-1, VMIG-1)
   4.40%.................09/01/95    15,300     15,300,000

  New York State Solid Waste
   Management Authority (North
   Hempstead) DN / (National
   Westminster LOC)
   (A-1+, VMIG-1)**
   3.55%.................08/07/95       150        150,000

  New York State TECP Series Q
   (A-1, P-1)
   3.75%.................10/25/95     5,000      5,000,000

  New York State TECP Series R
   (A-1, P-1)
   3.75%.................08/09/95     8,000      8,000,000

   3.20%.................08/24/95     5,500      5,500,000

  Niagara Falls Toll Bridge
   Series 1993 A DN (FGIC
   Insurance) (A-1+, VMIG-1)**
   3.60%.................08/07/95       200        200,000

  Triborough Bridge and Tunnel
   Authority Beneficial Interest
   Certificates DN / (MBIA
   Insurance) (VMIG-1)**
   3.45%.................08/15/95     4,475      4,475,000

  Triborough Bridge and Tunnel
   Authority DN / (FGIC
   Insurance) (A-1+, VMIG-1)**
   3.50%.................08/07/95     6,600      6,600,000

  Yonkers IDA Series 1994 Civic
   Facility RB (Consumers Union
   Facility) DN / (AMBAC
   Insurance) (A-1+, VMIG-1)**
   3.50%.................08/07/95     1,000      1,000,000
                                              ------------
                                               232,653,584
                                              ------------
PUERTO RICO -- 5.1%
  Government Development Bank for
   Puerto Rico Adjustable RB
   Series 1985 DN / (Credit
   Suisse LOC) (A1+, VMIG-1)**
   3.45%.................08/07/95     3,850      3,850,000

  Puerto Rico Industrial,
   Medical, and Environmental
   Control Facility Finance
   Authority IDRB MB / (Morgan
   Guaranty LOC)
   4.35%.................12/01/9      2,700      2,700,000

                              NEW YORK MONEY FUND
                      Statement of Net Assets (Concluded)
                                 July 31, 1995

     INVESTMENTS IN      MATURITY     PAR
        SECURITIES         DATE      (000)       VALUE
---------------------------------   -------   ------------
PUERTO RICO (CONTINUED)
  Puerto Rico Industrial,
   Medical, and Higher Education
   Authority Revenue Bonds MB /
   (Bank of Tokyo LOC) (VMIG-1)
   3.85%.................08/10/95   $ 2,300   $  2,300,000

  Puerto Rico Industrial,
   Medical, Higher Education, and
   Pollution Control Facility
   Finance Authority
   Inter-American University of
   Puerto Rico Project Series
   1988 MB / (Bank of Tokyo LOC)
   (VMIG-1)
   3.45%.................08/07/95     1,400      1,400,000

  Puerto Rico Medical, Higher
   Education, and Environmental
   PCR (Ana G. Mendez Educational
   Foundation Project) DN /
   (Bank of Tokyo LOC)
   (A-1+, VMIG-1)**
   3.90%.................08/07/95     2,300      2,300,000
                                              ------------
                                                12,550,000
                                              ------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost $245,203,584*)............... 99.4%    245,203,584

OTHER ASSETS IN EXCESS OF
  LIABILITIES..........................0.6%      1,446,698
                                      -----   ------------
NET ASSETS (Equivalent to $1.00
  per share based on 246,681,714
  Money shares of capital stock
  outstanding).......................100.0%   $246,650,282
                                     ======   ============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  ($246,650,282 / 246,681,714).......................$1.00
                                                     =====
-------------
*  Aggregate cost for federal income tax purposes is
   substantially the same.

** Variable rate demand notes -- the interest rate shown is as of July 31, 1995, and the maturity date shown is the longer of (i) the next interest readjustment date or (ii) the date on which the principal amount owed can be recovered through demand.

   The Moody's Investors Service, Inc. and Standard &
   Poor's Ratings Group ratings are believed to be the most recent ratings available at July 31, 1995. The ratings have not been verified by the Independent Accountants and, therefore, are not covered by the Report of the Independent Accountants.

---------------------------------------------------------


                   NEW YORK MONEY FUND
               MUNICIPAL FUND FOR NEW YORK
                     INVESTORS, INC.
              Maturity Schedule of Portfolio
                      July 31, 1995

          MATURITY
           PERIOD            PAR          PERCENTAGE
       -------------     ------------     ----------
            1-30 days    $197,838,000        80.7%
           31-60 days      16,310,000         6.7%
           61-90 days       8,000,000         3.3%
          91-120 days               0         0.0%
        Over 120 days      22,995,000         9.3%

             Average Weighted Maturity -- 33 days

---------------------------------------------------------
INVESTMENT ABBREVIATIONS:

BAN      Bond Anticipation Note
DN       Demand Note
GO       General Obligation
IDA      Industrial Development Authority
IDRB     Industrial Development Revenue Bond
LOC      Letter of Credit
MB       Municipal Bond
PCR      Pollution Control Revenue
RAN      Revenue Anticipation Note
RB       Revenue Bond
TAN      Tax Anticipation Note
TECP     Tax-Exempt Commercial Paper
TRAN     Tax and Revenue Anticipation Note


                       See Notes to Financial Statements.

                              NEW YORK MONEY FUND
                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                            Statement of Operations
                        For the Year Ended July 31, 1995

Investment income:
  Interest income.........................................................        $8,631,699
                                                                                  ----------
Expenses:
  Investment advisory fees................................................           485,058
  Administration fees.....................................................           485,058
  Service Organization fees:
     Plus shares..........................................................               302
  Legal and audit fees....................................................            69,567
  Directors' and officers' fees and expenses..............................            27,000
  Custodian fees..........................................................            60,755
  Transfer agent fees.....................................................            21,957
  Miscellaneous...........................................................            36,496
                                                                                  ----------
                                                                                   1,186,193
  Fees waived by Investment Adviser and Administrator.....................          (700,857)
                                                                                  ----------
     Total expenses.......................................................           485,336
                                                                                  ----------
     Net investment income................................................         8,146,363
Realized gain on investments:
  Net realized gain on investments sold...................................             3,631
                                                                                  ----------
Net increase in net assets resulting from operations......................        $8,149,994
                                                                                  ==========

                       See Notes to Financial Statements.

                              NEW YORK MONEY FUND
                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                       Statement of Changes in Net Assets

                                                                  YEAR ENDED      YEAR ENDED
                                                                 JULY 31, 1995   JULY 31, 1994
                                                                 -------------   -------------
Increase (decrease) in net assets:
  Operations:
     Net investment income...................................    $   8,146,363   $   6,086,824
     Net gain (loss) on investments..........................            3,631          (3,432)
                                                                 -------------   -------------
     Net increase in net assets resulting from operations....        8,149,994       6,083,392
                                                                 -------------   -------------
  Dividends to shareholders from net investment income:
     Money shares............................................       (8,143,179)     (5,431,630)
     Dollar shares...........................................               --        (636,261)
     Plus shares.............................................           (3,184)        (18,933)
                                                                 -------------   -------------
     Total dividends to shareholders.........................       (8,146,363)     (6,086,824)
                                                                 -------------   -------------
  Increase (decrease) in net assets from Fund share
     transactions............................................      (33,270,815)     27,260,410
                                                                 -------------   -------------
     Net increase (decrease) in net assets...................      (33,267,184)     27,256,978
Net assets:
  Beginning of year..........................................      279,917,466     252,660,488
                                                                 -------------   -------------
  End of year................................................    $ 246,650,282   $ 279,917,466
                                                                 =============   =============

                       See Notes to Financial Statements.

                              NEW YORK MONEY FUND
                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                              Financial Highlights
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                    MONEY SHARES
                                                    -----------------------------------------------------------------------------
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    JULY 31, 1995   JULY 31, 1994   JULY 31, 1993   JULY 31, 1992   JULY 31, 1991
                                                    -------------   -------------   -------------   -------------   -------------
Net Asset Value, Beginning of Year................    $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                                    -------------   -------------   -------------   -------------   -------------
  Income From Investment Operations:
     Net Investment Income........................       0.0338          0.0226          0.0230          0.0321          0.0441
                                                    -------------   -------------   -------------   -------------   -------------
       Total From Investment Operations...........       0.0338          0.0226          0.0230          0.0321          0.0441
                                                    -------------   -------------   -------------   -------------   -------------
  Less Distributions:
     Dividends From Net Investment Income.........      (0.0338)        (0.0226)        (0.0230)        (0.0321)        (0.0441)
                                                    -------------   -------------   -------------   -------------   -------------
       Total Distributions........................      (0.0338)        (0.0226)        (0.0230)        (0.0321)        (0.0441)
                                                    -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of Year......................    $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                                     ==========      ==========      ==========      ==========      ==========
Total Returns.....................................         3.43%           2.29%           2.33%           3.26%           4.50%
Ratios/Supplemental Data:
     Net Assets, End of Year $(000)...............      246,650         279,483         204,670         267,655         284,834
     Ratios of Expenses to Average Net Assets(1)..         0.20%           0.20%           0.25%(2)        0.30%           0.30%
     Ratios of Net Investment Income to Average
       Daily Net Assets...........................         3.36%           2.28%           2.31%           3.20%           4.42%

---------------

(1) Annualized operating expense ratios before waivers of fees by the Investment Adviser and Administrator for Money shares for the years ended July 31, 1995, 1994, 1993, 1992 and 1991 were .49%, .48%, .51%, .49% and .49%, respectively.

(2) Expense limitation for Money shares was lowered to .20% of the Portfolio's average daily net assets, effective January 18, 1993.

                       See Notes to Financial Statements.

                              NEW YORK MONEY FUND
                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                              Financial Highlights
             (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   DOLLAR SHARES
                                                  -------------------------------------------------------------------------------
                                                    YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  JULY 31, 1995(4) JULY 31, 1994(4) JULY 31, 1993   JULY 31, 1992   JULY 31, 1991
                                                  --------------   --------------   -------------   -------------   -------------
Net Asset Value, Beginning of Period............      $ 1.00          $   1.00        $    1.00       $    1.00       $    1.00
                                                     -------       --------------   -------------   -------------   -------------
  Income From Investment Operations:
     Net Investment Income......................        0.00            0.0127           0.0205          0.0296          0.0416
                                                     -------       --------------   -------------   -------------   -------------
       Total From Investment Operations.........        0.00            0.0127           0.0205          0.0296          0.0416
                                                     -------       --------------   -------------   -------------   -------------
  Less Distributions:
     Dividends From Net Investment Income.......        0.00           (0.0127)         (0.0205)        (0.0296)        (0.0416)
                                                     -------       --------------   -------------   -------------   -------------
       Total Distributions......................        0.00           (0.0127)         (0.0205)        (0.0296)        (0.0416)
                                                     -------       --------------   -------------   -------------   -------------
Net Asset Value, End of Period..................      $ 1.00          $   1.00        $    1.00       $    1.00       $    1.00
                                                     ========      ==============   =============   =============    ============
Total Returns...................................          --              1.96%(3)         2.08%           3.01%           4.25%
Ratios/Supplemental Data:
     Net Assets, End of Period $(000)...........          --                --           46,509          50,094          54,613
     Ratios of Expenses to Average Net
       Assets(1).................................         --              0.45%(3)         0.50%(2)        0.55%           0.55%
     Ratios of Net Investment Income to Average
       Daily Net Assets.........................          --              1.94%(3)         2.06%           2.95%           4.17%

---------------

(1) Annualized operating expense ratios before waivers of fees by the Investment Adviser and Administrator for Dollar shares for the years ended July 31, 1994, 1993, 1992 and 1991 were .73%, .76%, .74% and .74%, respectively.

(2) Expense limitation for Dollar shares was lowered to .45% of the Portfolio's average daily net assets, effective January 18, 1993.

(3) Annualized.

(4) There were no Dollar shares outstanding during the period from March 28, 1994 to July 31, 1995.

                       See Notes to Financial Statements.

                              NEW YORK MONEY FUND
                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                              Financial Highlights
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                    PLUS SHARES
                                                   ------------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   JULY 31, 1995(4) JULY 31, 1994   JULY 31, 1993   JULY 31, 1992   JULY 31, 1991
                                                   --------------   -------------   -------------   -------------   -------------
Net Asset Value, Beginning of Year................    $   1.00        $    1.00       $    1.00       $    1.00       $    1.00
                                                   --------------   -------------   -------------   -------------   -------------
  Income From Investment Operations:
     Net Investment Income........................      0.0090           0.0201          0.0205          0.0296          0.0416
                                                   --------------   -------------   -------------   -------------   -------------
       Total From Investment Operations...........      0.0090           0.0201          0.0205          0.0296          0.0416
                                                   --------------   -------------   -------------   -------------   -------------
  Less Distributions:
     Dividends From Net Investment Income.........     (0.0090)         (0.0201)        (0.0205)        (0.0296)        (0.0416)
                                                   --------------   -------------   -------------   -------------   -------------
       Total Distributions........................     (0.0090)         (0.0201)        (0.0205)        (0.0296)        (0.0416)
                                                   --------------   -------------   -------------   -------------   -------------
Net Asset Value, End of Year......................    $   1.00        $    1.00       $    1.00       $    1.00       $    1.00
                                                   ==============   =============   =============   =============   =============
Total Returns.....................................        2.69%(3)         2.04%           2.08%           3.01%           4.25%
Ratios/Supplemental Data:
     Net Assets, End of Year $(000)...............          --              435           1,481             243             461
     Ratios of Expenses to Average Net Assets(1)..        0.45%(3)         0.45%           0.50%(2)        0.55%           0.55%
     Ratios of Net Investment Income to Average
       Daily Net Assets...........................        2.64%93)         2.03%           2.06%           2.95%           4.17%

---------------

(1) Annualized operating expense ratios before waivers of fees by the Investment Adviser and Administrator for Plus shares for the years ended July 31, 1995, 1994, 1993, 1992 and 1991 were .73%, .73%, .76%, .74% and .74%, respectively.

(2) Expense limitation for Plus shares was lowered to .45% of the Portfolio's average daily net assets, effective January 18, 1993.

(3) Annualized.

(4) There were no Plus shares outstanding during the period from December 2, 1994 to July 31, 1995.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

1. Municipal Fund for New York Investors, Inc. (the "Company") is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Company offers three series of shares--New York Money ("Money"), New York Money Dollar ("Dollar"), and New York Money Plus ("Plus"). Shares of each series represent equal pro rata interests in a single investment portfolio of the Company and are identical in all respects except that the Dollar and Plus shares bear the service fees described below and are entitled to vote separately on matters relating to these fees.

  Dollar shares are sold pursuant to a non-12b-1 Shareholder Services Plan to institutions other than broker/dealers, and Plus shares are sold pursuant to a 12b-1 Services Plan only to broker/dealers which enter into agreements with the Company requiring them to provide certain support services to their customers in consideration of the Company's payment of .25% (on an annualized basis) of the average daily net asset value of such shares held by the institutions on behalf of their customers. Dividends paid to Dollar and Plus shareholders are reduced by such fees. In addition, broker/dealers purchasing Plus shares may be requested to provide assistance in connection with the distribution of such shares. Money shares are sold to institutional investors who choose not to enter into such servicing agreements with the Company.

  Certain New York municipal obligations in the Company's portfolio may be obligations of issuers which rely in whole or in part on New York State revenues, real property taxes, revenues from health care institutions, or obligations secured by mortgages on real property. Consequently, the possible effect of economic conditions in New York State or of New York law on these obligations must be considered.

2. Significant Accounting Policies

  Portfolio valuation--Portfolio securities of the Company are valued at amortized cost which approximates market value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

  Securities transactions and investment income--Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis.

  Dividends and distributions to shareholders--It is the policy of the Company to declare dividends from net investment income daily and to pay such dividends within five business days of the end of each month. Net realized capital gains, if any, are distributed at least annually.

  Federal taxes--No provision is made for federal income or excise taxes since the Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing all of its earnings to its shareholders.

3. Investment Advisory Fee, Administration Fee and Other Related Party Transactions

  The Company has entered into an Investment Advisory Agreement with PNC Institutional Management Corporation (the "Investment Adviser"), an indirect wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank"). PNC Bank serves as the Company's sub-investment adviser pursuant to a Sub-Advisory Agreement. Under the Investment Advisory Agreement, the Investment Adviser is entitled to receive a fee from the Company, computed daily and payable monthly, at an annual rate of .20% of the Company's average daily net assets.

  Provident Distributors, Inc. ("PDI") is the Company's distributor. No compensation is pay-able by the Company to PDI for its distribution services.

  The Company has entered into an Administration Agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, and PDI (the "Administrators"), for certain administrative services. Pursuant to their administrative agreement with the Company, PFPC and PDI jointly are entitled to receive a fee at an annual rate of .20% of the Company's average daily net assets.

  The Investment Adviser and Administrators have agreed to reduce the advisory and administration fees otherwise payable to them and to reimburse the Company for its operating expenses to the extent necessary to ensure that its annual operating expense ratio (excluding fees paid to Service Organizations pursuant to Servicing Agreements) does not exceed .20% of the Company's average daily net assets.

  For the year ended July 31, 1995, the Investment Advisor and the Administrators voluntarily waived fees totaling $350,428 and $350,429, respectively.

  Expenses include legal fees paid to counsel to the Company, a partner of which is secretary of the Company.

  PNC Bank is the Company's custodian and PFPC is transfer agent.

4. Fund Shares

  Since the Company has sold, issued as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares is the same as the following amounts for such transactions.

                              YEAR               YEAR
                              ENDED              ENDED
                             7/31/95            7/31/94
                         ---------------    ---------------
Sold
 Money shares........... $ 1,040,239,729    $ 1,176,497,722
 Dollar shares..........              --         41,213,523
 Plus shares............           9,800            242,100
Issued as reinvestments
 of dividends
 Money shares...........         361,349            233,959
 Dollar shares..........              --                 --
 Plus shares............              --                 --
Redeemed
 Money shares...........  (1,073,436,993)    (1,101,910,204)
 Dollar shares..........              --        (87,727,990)
 Plus shares............        (444,700)        (1,288,700)
                         ---------------    ---------------
Net increase
 (decrease)............. $   (33,270,815)   $    27,260,410
                         ===============    ===============

  The authorized capital of the Company consists of 1.4 billion Money shares, 300 million Dollar shares and 300 million Plus shares, each with a par value of $.001 per share.

5. Capital Loss Carryover

  At July 31, 1995, a capital loss carryover of $31,432 was available to offset possible future capital gains. The carryover expires as follows: $7,769 in 1997, $3,125 in 1998, $17,106 in 2001, and $3,432 in 2002.

6. Net Assets

  At July 31, 1995, net assets consisted of the following:

Paid-in capital...............  $246,681,714
Accumulated net realized
  losses on investments.......       (31,432)
                                ------------
                                $246,650,282
                                ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors
of Municipal Fund for New York Investors, Inc.:

We have audited the accompanying statement of net assets of Municipal Fund for New York Investors, Inc. as of July 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held by the custodian as of July 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal Fund for New York Investors, Inc. as of July 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
September 8, 1995

                                    APPENDIX

                  DESCRIPTION OF MUNICIPAL OBLIGATIONS RATINGS

                 The following summarizes the two highest ratings used by Standard & Poor's Corporation for municipal debt:

                 AAA - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                 AA - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                 PLUS (+) OR MINUS (-) - To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                 The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for municipal debt:

                 Aaa - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 Aa - Bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                 Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                 A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less.

                 SP-1 - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                 Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term credit risk. The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                 MIG-1/VMIG-1-Loans bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                 MIG-2/VMIG-2-Loans bearing these designations are of high quality, with margins of protection ample although not so large as in the preceding group.

                 Commercial paper rated A-1 by Standard & Poor's indicates that the issuer's degree of safety for timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Issuer's capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


                 The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.



                 Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                     PART C
                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

                 (a)     Financial Statements:


                         (1)      Included in Part A of the Registration
                                  Statement:
                                  Financial Highlights for New York
                                  Money Fund (Money Shares) for the fiscal years ended July 31, 1995, 1994, 1993, 1992,
                                  1991, 1990, 1989, 1988, 1987 and 1986; for
                                  New York Money Fund (Dollar Shares) for the fiscal years ended July 31, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987 and for
                                  the period ended July 31, 1986; and for New
                                  York Money Fund (Plus Shares) for the fiscal years ended July 31, 1995, 1994, 1993, 1992,
                                  1991, 1990, 1989, 1988 and 1987 and for the
                                  period ended July 31, 1986.



                         (2)      Included in Part B of the Registration
                                  Statement:
                                  Statement of Net Assets - July 31, 1995.
                                  Statement of Operations for the fiscal year
                                          ended July 31, 1995.
                                  Statement of Changes in Net Assets for the
                                          fiscal years ended July 31, 1995 and
                                          1994.
                                  Financial Highlights for New York Money Fund
                                  (Money Shares) for the fiscal years ended
                                  July 31, 1995, 1994, 1993, 1992 and 1991;
                                  for New York Money Fund (Dollar Shares) for the fiscal years ended July 31, 1995, 1994, 1993, 1992 and 1991; and for New York
                                  Money Fund (Plus Shares) for the fiscal years ended July 31, 1995, 1994, 1993, 1992 and
                                  1991.  Notes to Financial Statements - July
                                  31, 1995.
                                  Report of Independent Accountants -
                                          September 8, 1995.


                         (3) All required financial statements are included in Parts A and B hereof. All other financial statements and schedules are inapplicable.

                 (b)     Exhibits:

                         (1)      (a)     Articles of Incorporation dated
                                          February 23, 1983 are incorporated
                                          herein by reference to Exhibit (1) of
                                          Registrant's Registration Statement
                                          filed on March 8, 1983.

                                  (b)     Articles Supplementary to
                                          Registrant's Articles of
                                          Incorporation dated July 11, 1983 are
                                          incorporated herein by reference to
                                          Exhibit (1)(b) of Pre-Effective
                                          Amendment No. 1 to Registrant's
                                          Registration Statement filed on July
                                          27, 1983.

                                  (c) Articles of Amendment to Registrant's Articles of Incorporation dated July 15, 1983 are incorporated herein by reference to Exhibit (1)(c) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement filed on July 27, 1983.

                                  (d)     Articles Supplementary to
                                          Registrant's Articles of
                                          Incorporation dated August 31, 1985
                                          are incorporated herein by reference
                                          to Exhibit (1)(d) of Post-Effective
                                          Amendment No. 4 to Registrant's
                                          Registration Statement filed on
                                          October 7, 1985.

                         (2)      (a)     By-Laws as approved and adopted by
                                          Registrant's Board of Directors are
                                          incorporated herein by reference to
                                          Exhibit (2) of Registrant's
                                          Registration Statement filed on March
                                          8, 1983.

                                  (b)     Amendment No. 1 to By-Laws as
                                          approved and adopted by Registrant's
                                          Board of Directors on July 26, 1984
                                          is incorporated herein by reference
                                          to Exhibit (2)(b) of Post-Effective
                                          Amendment No. 3 to Registrant's
                                          Registration Statement filed on
                                          August 9, 1985.

                                  (c)     Amendment No. 2 to By-Laws as
                                          approved and adopted by Registrant's
                                          Board of Directors on October 28,
                                          1987 is incorporated herein by
                                          reference to Exhibit (2)(c) of
                                          Post-Effective

                                          Amendment No. 9 to Registrant's
                                          Registration Statement filed on
                                          November 29, 1990.

                                  (d)     Amendment No. 3 to By-Laws as
                                          approved and adopted by Registrant's
                                          Board of Directors on July 13, 1988
                                          is incorporated herein by reference
                                          to Exhibit (2)(c) of Post-Effective
                                          Amendment No. 7 to the Registrant's
                                          Registration Statement filed on
                                          November 30, 1988.

                         (3)      None.

                         (4)      (a)     Specimen copy of share certificate
                                          for Class A Common Stock is
                                          incorporated herein by reference to
                                          Exhibit (4) of Pre-Effective
                                          Amendment No. 1 to Registrant's
                                          Registration Statement filed on July
                                          27, 1983.

                                  (b)     Specimen copy of share certificate
                                          for Class A Common Stock - Special
                                          Series 1 is incorporated herein by
                                          reference to Exhibit (4)(b) of
                                          Post-Effective Amendment No. 5 to
                                          Registrant's Registration Statement
                                          filed on September 30, 1986.

                                  (c)     Specimen copy of share certificate
                                          for Class A Common Stock - Special
                                          Series 2 is incorporated herein by
                                          reference to Exhibit (4)(c) of
                                          Post-Effective Amendment No. 5 to
                                          Registrant's Registration Statement
                                          filed on September 30, 1986.

                         (5)      (a)     Amended Investment Advisory Agreement
                                          between Registrant and Provident
                                          Institutional Management Corporation
                                          dated as of February 9, 1987 is
                                          incorporated herein by reference to
                                          Exhibit (5)(a) of Post-Effective
                                          Amendment No. 6 to Registrant's
                                          Registration Statement filed on
                                          September 29, 1987.

                                  (b)     Sub-Advisory Agreement between
                                          Provident Institutional Management
                                          Corporation and Provident National
                                          Bank dated as of August 8, 1983 is
                                          incorporated herein by
                                          reference to Exhibit (5)(b) of
                                          Post-Effective Amendment No. 1 to
                                          Registrant's Registration Statement
                                          filed on March 1, 1984.


                         (6) Distribution Agreement between Registrant and Provident Distributors, Inc. dated January 31, 1994 is incorporated herein by reference to Exhibit (6) of Post-Effective Amendment No. 13 to Registrant's Registration Statement filed on November 30, 1994.


                         (7) Fund Office Retirement Profit-Sharing Plan and Trust Agreement dated as of December 1, 1989 is incorporated herein by reference to Exhibit (7) of Post-Effective Amendment No. 9 to Registrant's Registration Statement filed on November 29, 1990.

                         (8)      (a)     Custody Agreement between Registrant
                                          and Provident National Bank dated as
                                          of July 20, 1983 is incorporated
                                          herein by reference to Exhibit (8) of
                                          Post-Effective Amendment No. 1 to
                                          Registrant's Registration Statement
                                          filed on March 1, 1984.

                                  (b)     Amendment No. 1 dated as of July 31,
                                          1985 to Custody Agreement between
                                          Registrant and Provident National
                                          Bank is incorporated herein by
                                          reference to Exhibit (8)(b) of
                                          Post-Effective Amendment No. 4 to
                                          Registrant's Registration Statement
                                          filed on October 7, 1985.

                                  (c)     Amendment No. 2 dated as of October
                                          30, 1985 to Custody Agreement between
                                          Registrant and Provident National
                                          Bank is incorporated herein by
                                          reference to Exhibit (8)(c) of
                                          Post-Effective Amendment No. 5 to
                                          Registrant's Registration Statement
                                          filed on September 30, 1986.

                         (9)      (a)     Administration Agreement between
                                          Registrant, Provident Distributors,
                                          Inc. (formerly MFD Group, Inc.) and
                                          PFPC Inc. dated January 18, 1993 is
                                          incorporated herein by reference to
                                          Exhibit (9)(a) of Post-Effective
                                          Amendment No. 12 to

                                          Registrant's Registration Statement
                                          filed on November 30, 1993.

                                  (b)     Transfer Agency Agreement between
                                          Registrant and Provident Financial
                                          Processing Corporation dated as of
                                          August 8, 1983 is incorporated herein
                                          by reference to Exhibit (9)(b) of
                                          Registrant's Registration Statement
                                          filed on March 1, 1984.

                                  (c)     Amendment No. 1 dated as of July 31,
                                          1985 to Transfer Agency Agreement
                                          between Registrant and Provident
                                          Financial Processing Corporation is
                                          incorporated herein by reference to
                                          Exhibit (9)(d) of Post-Effective
                                          Amendment No. 4 to Registrant's
                                          Registration Statement filed on
                                          October 7, 1985.


                         (10) Opinion of Counsel.


                         (11)     (a)     Consent of Coopers & Lybrand L.L.P.

                                  (b)     Consent of Drinker Biddle & Reath.

                                  (c)     Consent of Willkie Farr & Gallagher.

                         (12)     None.

                         (13)     None.

                         (14)     None.

                         (15) 12b-1 Services Plan is incorporated herein by reference to Exhibit (15) of Post-Effective Amendment No. 3 to Registrant's Registration Statement filed on August 9, 1985.

                         (16) Schedule for Computation of Performance Quotations is incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 11 to Registrant's Registration Statement filed on November 25, 1992.

Item 25.         Persons Controlled by or under Common Control with
                 Registrant

                 Registrant is controlled by its Board of Directors.

Item 26.         Number of Holders of Securities


                 The following information is as of November 20, 1995:



                              Title of Class                                             Number of
                              --------------                                             ---------
                                                                                      Record Holders
                                                                                      --------------
        Class A Common Stock (Money)                                                       29
        Class A Common Stock-Special Series 1 (Dollar)                                      0
        Class A Common Stock-Special Series 2 (Plus)                                        0


Item 27.         Indemnification

                 Article VII, Section 3, of Registrant's Articles of Incorporation, incorporated herein by reference as Exhibit (1)(a), and Article VI, Section 2, of Registrant's By-Laws, incorporated herein by reference as Exhibit (2)(a), require the indemnification of Registrant's directors and officers to the full extent permissible under the General Laws of the State of Maryland and the Investment Company Act of 1940. Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Section 6.b. of the Distribution Agreement, filed as Exhibit (6) hereto, Section 22 of the Custody Agreement, incorporated herein by reference as Exhibit (8)(a) hereto, and
Section 15 of the Transfer Agency Agreement, incorporated herein by reference as Exhibit (9)(b) hereto. The Fund has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.         Business and Other Connections of Investment Advisers

                 PIMC performs investment advisory services for Registrant and certain other investment companies. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. In addition to its trust business, PNC Bank provides commercial banking services.


                 To Registrant's knowledge, none of the directors or officers of PIMC or PNC Bank, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PNC Bank and PIMC also hold various positions with, and engage in business for, PNC Bank Corp., which indirectly owns all the outstanding stock of PNC Bank, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of PNC Bank and the directors and certain of the senior executive officers of PIMC who are engaged in any other business, profession, vocation or employment of a substantial nature.


                    PNC INSTITUTIONAL MANAGEMENT CORPORATION
                             DIRECTORS AND OFFICERS



POSITION WITH                             OTHER BUSINESS                                      TYPE OF
    PIMC                NAME              CONNECTIONS                                          BUSINESS
-------------    ------------------       --------------                                       --------
Chairman and     J. Richard Carnall       Executive Vice President                             Banking
Director                                  PNC Bank, National
                                          Association (1)

                                          Director                                            Banking
                                          PNC National Bank (2)

                                          Chairman and Director                               Financial
                                          PFPC Inc.  (3)                                      Related
                                                                                              Services

                                          Director                                            Fiduciary
                                          PNC Trust Company                                   Activities
                                          of New York (11)

                                          Director                                            Equipment
                                          Hayden Bolts, Inc.*

                                          Director                                            Real
                                          Parkway Real Estate Company*                        Estate


POSITION WITH                             OTHER BUSINESS                                      TYPE OF
    PIMC                NAME              CONNECTIONS                                          BUSINESS
-------------    ------------------       --------------                                       --------
                                          Director                                            Investment
                                          Provident Capital Management                        Advisory
                                          Inc. (5)


Director         Richard C. Caldwell      Executive Vice President                            Banking
                                          PNC Bank, National
                                          Association (1)

                                          Director                                            Banking
                                          PNC National Bank (2)

                                          Director                                            Fiduciary
                                          PNC Trust Company                                   Activities
                                          of New York

                                          Director                                            Investment
                                          Provident Capital Management                        Advisory
                                          Inc.  (5)

                                          Executive Vice President                            Bank
                                          PNC Bank Corp.  (14)                                Holding
                                                                                              Company


                                          Director                                            Banking
                                          PNC Bank, New Jersey,
                                          National Association  (16)

                                          Director                                            Financial
                                          PFPC Inc.  (3)                                      Related
                                                                                              Services

Director         Laurence D. Fink         Chairman and Chief Executive
                                          Officer
                                          BlackRock Financial Management,
                                          Inc.

                                          Director
                                          PNC Asset Management Group, Inc.

Director         Richard L. Smoot         President and Chief                                 Banking
                                          Executive Officer
                                          PNC Bank, National
                                          Association (1)

                                          Senior Vice President                               Bank
                                          PNC Bank Corp. (14)                                 Holding
                                          Company

                                          Director                                            Financial-
                                          PFPC Inc. (3)                                       Related
                                                                                              Services


POSITION WITH                             OTHER BUSINESS                                       TYPE OF
    PIMC                NAME              CONNECTIONS                                          BUSINESS
-------------    ------------------       --------------                                       --------
                                           Director                                           Fiduciary
                                           PNC Trust Company of NY (11)                       Activities

                                           Director, Chairman and President                   Banking
                                           PNC Bank, New Jersey, National
                                           Association (16)

                                           Director, Chairman, and CEO                        Banking
                                           PNC National Bank (2)

                                           Chairman & Director                                Leasing
                                           PNC Credit Corp (13)


Vice President   Michelle L. Petrilli      Chief Counsel                                      Banking
and Secretary                              PNC Bank, DE (20)

                                           Secretary, PFPC Inc. (3)                           Financial
                                                                                              Related
                                                                                              Services

President and    Thomas H. Nevin  None.
Chief Investment
Officer

Director and     Nicholas M. Marsini,      Senior Vice President                              Banking
Chief            Jr.                       PNC Bank, National
Financial                                  Association  (1)
Officer

                                           Director                                           Financial
                                           PFPC Inc.  (3)                                     Related
                                                                                              Services

                                           Senior Vice President                              Banking
                                           and Chief Financial Officer
                                           PNC Bank, Delaware (20)

                                           Director, Vice President and                       Banking
                                           Treasurer
                                           PNC National Bank (2)

                                           Director                                           Banking
                                           PNC Bank, New Jersey, National
                                           Association  (16)

                                           Director                                           Fiduciary
                                           PNC Trust Company of                               Activities
                                           New York  (11)

                                           Director and Treasurer                             Holding
                                           PNC Bancorp, Inc.  (9)                             Company

                                           Director and Treasurer                             Investment
                                           PNC Capital Corp.  (17)                            Activities

                                           Director and Treasurer                             Banking
                                           PNC Holding Corp.  (18)

POSITION WITH                             OTHER BUSINESS                                        TYPE OF
    PIMC                NAME              CONNECTIONS                                          BUSINESS
-------------    ------------------       --------------                                       --------
                                           Director and Treasurer                             Investment
                                           PNC Venture Corp.  (19)                            Activities

Executive        Charles B. Landreth       Vice President, PNC Bank,                          Banking
Vice President                             National Association  (1)

Senior Vice      Vincent J. Ciavardini     President and Chief                                Financial
President                                  Financial Officer                                  Related
                                           PFPC Inc.  (3)                                     Services

Senior Vice      Scott Moss                None.
President

Senior Vice      John N. Parthemore        None.
President

Senior Vice      Dushyant Pandit           None.
President

Senior Vice      James R. Smith            None.
President


Vice President,  Stephen M. Wynne          Executive Vice President                           Financial
Chief Accounting                           and Chief Accounting                               Related
Officer and                                Officer, PFPC Inc.  (3)                            Services
Assistant
Secretary

Controller       Pauline M. Heintz         Vice President                                     Financial
                                           PFPC Inc.  (3)                                     Related
                                                                                              Services

Vice President   John R. Antczak           None.

Vice President   Jeffrey W. Carson         None.

Vice President   Katherine A. Chuppe       None.

Vice President   Mary J. Coldren           None.

Vice President   Michele C. Dillon         None.

Vice President   Patrick J. Ford           None.

Vice President   Richard Hoerner           None.

Vice President   Michael S. Hutchinson     None.

Vice President   Michael J. Milligan       None.

Vice President   Wendy Powell              None.

Vice President   Allyn Plambeck            None.

Vice President   G. Keith Robertshaw       None.

Vice President   W. Don Simmons            None.

POSITION WITH                             OTHER BUSINESS                                        TYPE OF
    PIMC                NAME              CONNECTIONS                                          BUSINESS
-------------    ------------------       --------------                                       --------
Vice President   Charles Allen             None.
                 Stiteler

Vice President   William F. Walsh          None.

Vice President   Karen J. Walters          None.

-------
*INFORMATION REGARDING THIS CORPORATION CAN BE OBTAINED FROM THE OFFICE OF THE
 SECRETARY.

                         PNC BANK, NATIONAL ASSOCIATION


POSITION WITH                                                       OTHER BUSINESS                            TYPE OF
  PNC BANK                      NAME                                CONNECTIONS                                BUSINESS
-------------            ------------------                         --------------                            ---------
Director                 B. R. Brown                                President and CEO of Consol,              Coal
                                                                    Inc. Consol Plaza
                                                                    Pittsburgh, PA  15241

Director                 Constance E. Clayton                       Chief, Div. of Community                  Medical
                                                                    Health Care, Medical College
                                                                    of Pennsylvania, 3300 Henry
                                                                    Avenue, Office 4338,
                                                                    Philadelphia, PA  19129

Director                 Eberhard Faber, IV                         Chairman and C.E.O. E.F.L.,               Manufac-
                                                                    Inc., 450 Hedge Road,                     turing
                                                                    P.O. Box 49
                                                                    Bearcreek, PA 18602

Director                 Dr. Stuart Heydt                           President and CEO                         Medical
                                                                    Geisinger Foundation
                                                                    100 N. Academy Avenue
                                                                    Danville, PA  17822

Director                 Edward P. Junker, III                      Vice Chairman                             Banking
                                                                    PNC Bank, National Association
                                                                    Ninth and State Streets
                                                                    Erie, PA  16553

Director                 Thomas A. McConomy                         President, CEO and Chairman               Manufac-
                                                                    Calgon Caron Corporation                  turing
                                                                    P.O. Box 717
                                                                    Pittsburgh, PA  15230-0717

Director                 Robert C. Milsom                           Retired
                                                                    PNC Bank, National Association
                                                                    One PNC Plaza, Suite 2310,
                                                                    Pittsburgh, PA  15265

Director                 Thomas H. O'Brien                          Chairman                                  Banking
                                                                    PNC Bank, National Association
                                                                    One PNC Plaza, 30th Floor
                                                                    Pittsburgh, PA  15265

Director                 Dr. J. Dennis                              Chancellor                                Educa-
                         O'Connor                                   University of Pittsburgh                  tion
                                                                    107 Cathedral of Learning
                                                                    Pittsburgh, PA  15260

Director                 Rocco A. Ortenzio                          Chairman and CEO                          Medical
                                                                    Continental Medical Systems, Inc.
                                                                    P.O. Box 715
                                                                    Mechanicsburg, PA  17055

Director                 Jane G. Pepper                             President, Pennsylvania                   Horti-
                                                                    Horticulture Society,                     culture

                                                                    325 Walnut Street
                                                                    Philadelphia, PA  19106



Director                 Robert C. Robb, Jr.                        President                                 Finanac-
                                                                    Lewis, Eckert, Robb                       ial and
                                                                    & Company Management                      Manage-
                                                                    425 One Plymouth Meeting                  ment
                                                                    Plymouth Meeting, PA  19462               Consult-
                                                                                                              ants

Director                 James E. Rohr                              President and C.E.O.                      Bank
                                                                    PNC Bank, National Associa-               Holding
                                                                    tion                                      Company
                                                                    One PNC Plaza, 30th Floor
                                                                    Pittsburgh

Director                 Daniel M. Rooney                           President                                 Football
                                                                    Pittsburgh Steelers Football
                                                                    Club of the National Football
                                                                    League
                                                                    300 Stadium Circle
                                                                    Pittsburgh, PA  15212

Director                 Seth E. Schofield                          Chairman, President and CEO               Airline
                                                                    USAir Group, Inc.
                                                                    and USAir, Inc.
                                                                    2345 Crystal Drive
                                                                    Arlington, VA  22227

Director                 Robert M. Valentini                        President and CEO,                        Communi-
                                                                    Bell Atlantic 0f Pennsylvania             cations
                                                                    Inc., One Parkway, 18th Floor,
                                                                    Philadelphia, PA  19102

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS



POSITION WITH
   PNC BANK                      NAME                      OTHER BUSINESS CONNECTIONS
--------------           --------------------              --------------------------
Executive                John W. Atkinson                  None.
Vice President

Executive                Richard C. Caldwell               Director, D.R. Corp.*
Vice President
                                                           Investment Officer, J.L.
                                                           Caldwell Company*

                                                           Council Member, Pennsylvania
                                                           Horticultural Society (32)

                                                           Director, PFPC Inc. (3)

                                                           Executive Vice President,
                                                           Investment Management and
                                                           Trust, PNC Bank Corp. (14)

Executive                J. Richard Carnall                Director, Franklin Institute
Vice President                                             (The)*

                                                           Director, Hayden Bolts, Inc.*

                                                           Director, Parkway Real Estate
                                                           Company*

                                                           Director, PNC Trust Company
                                                           of New York (11)

                                                           Director, Provident Capital
                                                           Management, Inc. (5)

                                                           Chairman and Director, PFPC
                                                           Inc. (3)

                                                           Chairman and Director, PIMC (29)

Executive                Frederick C. Frank,               Director, PNC National Bank (2)
Vice President   III

                                                           Director, PNC National Bank of
                                                           New Jersey (16)

Executive                William J. Friel                  Director, Cedarbrook Country Club*
Vice President

                                                           Advisory Board Member, Chicago Title
                                                           and Abstract*

                                                           Director, National Adoption Agency*

Executive                G. Robert Hoffman                 Director, J.W. Pepper & Sons, Inc.*
Vice President

                                                           Director, Land Holding Corp. of PA*

                                                           Chairman, President and Director,

POSITION WITH                                              OTHER BUSINESS                             TYPE OF
   PNC BANK                         NAME                   CONNECTIONS                               BUSINESS
-------------            --------------------------        --------------                            --------
                                                           Provident Realty Management, Inc. (7)

                                                           Chairman, President and Director,
                                                           Provident Realty, Inc. (8)

Executive                Joe R. Irwin                      Member of the Executive Committee Vice President
                                                           and Director; Blue Cross of Western
                                                           Pennsylvania*

                                                           Director
                                                           Civic Light Opera
                                                           (Non-Profit Enterprise)*

                                                           Chairman of the Board Dinamo
                                                           (Non-Profit Enterprise)

                                                           Treasurer and Director
                                                           Girls' Hope
                                                           (Non-Profit Organization)*

                                                           Member of the Executive
                                                           Committee and Director
                                                           Greater Pittsburgh Chamber of
                                                           Commerce*

                                                           Member of the Governing
                                                           Council
                                                           Pennsylvania Bankers
                                                           Association

                                                           Chairman
                                                           Pennsylvania Economy League,
                                                           Inc.*

                                                           Chairman, Annual Sustaining
                                                           Fund Campaign
                                                           Pittsburgh Opera*

                                                           Executive Vice President and
                                                           Chief Investment Officer
                                                           PNC Bank Corp. (14)

                                                           Chairman, Chief Executive
                                                           Officer and Director
                                                           PNC Funding Corp.*

                                                           Chairman and Director
                                                           PNC International Bank*

                                                           Chairman and Director
                                                           PNC International Bank
                                                           (New York)*

                                                           Chairman and Director
                                                           PNC International Investment
                                                           Corporation*

                                                           Director

POSITION WITH                                              OTHER BUSINESS                             TYPE OF
   PNC BANK                         NAME                   CONNECTIONS                               BUSINESS
-------------            --------------------------        --------------                            --------
                                                           PNC Mortgage Bank, N.A.*

                                                           Director
                                                           PNC Mortgage Corp. of America*

                                                           Director
                                                           Ruffed Grouse Society, The
                                                           (Non-Profit Enterprise)*

Vice Chairman            Edward P. Junker, III             Vice Chairman, PNC Bank Corp. (14)
and Director
                                                           Director, PNC Mortgage Bank,
                                                           N.A.*

                                                           Director, PNC Mortgage Corp.
                                                           of America*

President and            Louis J. Myers                    None.
CEO, PNC Bank
Northeast, PA

Chairman and             Thomas H. O'Brien                 Director, Allegheny Club
Director                                                   (Non-Profit Corporation)*

                                                           Chairman and Director,
                                                           Allegheny Conference on
                                                           Community Development (Non-
                                                           Profit Organization)*

                                                           Director, Alpine Indemnity
                                                           Limited*

                                                           Director, Bell Atlantic
                                                           Corporation (31)

                                                           Trustee, Carnegie (The)*

                                                           Director, Central
                                                           Bancorporation, Inc. (The)*

                                                           Director, Children's Hospital
                                                           (Non-Profit Corporation)*

                                                           Director, Governor Casey's
                                                           Pennsylvania Economic
                                                           Development Partnership*

                                                           Director, Hila, Rogal and
                                                           Hamilton Co.*

                                                           Chairman - Board of Visitors,
                                                           Katz Graduate School of
                                                           Business*

                                                           Director, Laurel Valley Golf
                                                           Club*

                                                           Director, Pittsburgh

POSITION WITH                                              OTHER BUSINESS                             TYPE OF
   PNC BANK                         NAME                   CONNECTIONS                               BUSINESS
-------------            --------------------------        --------------                            --------
                                                           Baseball, Inc.*

                                                           Co-Chairman of the Board of
                                                           Directors, Pittsburgh Opera
                                                           (The)*

                                                           President, PNC Bancorp,
                                                           Inc. (9)

                                                           Chairman, CEO & Director, PNC
                                                           Bank Corp. (14)

                                                           Director, PNC Investment
                                                           Corp. (6)

                                                           Chairman and Director, PNC
                                                           Trust Company of Florida,
                                                           N.A. (27)

                                                           Director, United Way of S.W.

President and            Charles C. Pearson,               Director and Chairman,
CEO, PNC Bank,           Jr.                               Chamber of Business and
Central, PA                                                Industry of Centre County*

                                                           Partner, Charrob
                                                           Investments*

                                                           Trustee, Juniata College*

                                                           Partner, LPNS c/o Cir
                                                           Realty*

                                                           Director, Second Mile*

                                                           Director, Uni-Marts, Inc.*

                                                           Partner, University Drive
                                                           Associates*

President and            John V. Petrycki                  Director, Allied Arts Fund,
CEO, PNC Bank,                                             Inc. (of Harrisburg)*
Southcentral, PA

                                                           Director, Capital Region
                                                           Economic Development
                                                           Corporation*

                                                           Director, Channels*

                                                           Director, Keystone Sports
                                                           Foundation*

                                                           Director, West Short YMCA*


President,               Edward V. Randall,                Board of Trustees, Carlow
CEO and                  Jr.                               College

POSITION WITH                                              OTHER BUSINESS                             TYPE OF
   PNC BANK                         NAME                   CONNECTIONS                               BUSINESS
-------------            --------------------------        --------------                            --------
Director

                                                           Board Member, Cities in
                                                           Schools*

                                                           Board of Trustees, Landmarks
                                                           Financial Corporation*

                                                           Board of Trustees, Landmarks
                                                           Real Estate Corporation*

                                                           Board Member, Pittsburgh
                                                           Downtown Partnership*

                                                           Board Member, Pittsburgh
                                                           History & Landmarks
                                                           Foundation*

                                                           Director Emeritus, Pittsburgh
                                                           Partnership for Neighborhood
                                                           Development*

                                                           Member, Advisory Committee
                                                           Transportation & Technology
                                                           Museum*

                                                           Member, Board of Visitors
                                                           University of Pittsburgh
                                                           School of Social Work (Non-
                                                           Profit Organization)*

President and            James E. Rohr                     Director, Allegheny Ludlum
Chief Executive                                            Corporation*
Officer

                                                           Director, Alpine Indemnity
                                                           Limited

                                                           Committee Member, American
                                                           Bankers Association
                                                           Commercial Lending Div. Exec.
                                                           Com.*

                                                           Director, American Cancer
                                                           Society*

                                                           Director, Boy Scouts of
                                                           America*

                                                           Business Advisory Council,
                                                           Graduate School of Industrial
                                                           Adm. Carnegie Mellon
                                                           University*

                                                           Trustee, Penn's Southwest
                                                           Association*

                                                           President and Director,

POSITION WITH                                              OTHER BUSINESS                             TYPE OF
   PNC BANK                         NAME                   CONNECTIONS                               BUSINESS
-------------            --------------------------        --------------                            --------
                                                           Pittsburgh National Bank
                                                           Foundation*

                                                           Chairman and Director, PNB
                                                           Holdings, Inc.*

                                                           President and Director, PNC
                                                           Bank Corp. (14)

                                                           Director, PNC International
                                                           Bank (New York)*

                                                           Chairman, President, CEO and
                                                           Director, PNC Mortgage Bank,
                                                           N.A.*

                                                           Director, PNC Mortgage Corp.
                                                           of America*

                                                           Director, River City Brass
                                                           Bank (Non-Profit
                                                           Corporation)*

                                                           Chairman - Advisory Board,
                                                           Salvation Army (Non-Profit
                                                           Organization)*

                                                           Director, Shady Side Health,
                                                           Education and Research
                                                           Center*

Vice                     A. William Schenck,               Board of Directors, Allegheny
Chairman                 III                               General Hospital (Non-Profit
                                                           Organization)*

                                                           Director, Consumer Bankers
                                                           Association*

                                                           Board of Directors, Forward
                                                           Products, Inc.*

                                                           Board of Directors, Health &
                                                           Welfare Planning Association
                                                           (Non-Profit Organization)*

                                                           Chairman, Leadership
                                                           Pittsburgh Steering Committee*

                                                           Director, Massachusetts
                                                           Company, (The)*

                                                           Board of Directors,
                                                           Metropolitan Pittsburgh
                                                           Public Broadcasting, Inc.
                                                           (Non-Profit Organization)*

                                                           Joint Ownership with wife
                                                           Mikell Schenck, Mikell

POSITION WITH                                              OTHER BUSINESS                             TYPE OF
   PNC BANK                         NAME                   CONNECTIONS                               BUSINESS
-------------            --------------------------        --------------                            --------
                                                           Schenck Associates*

                                                           1989 PBA Convention Committee
                                                           Member, Pennsylvania Bankers
                                                           Association Group 8 (Non-
                                                           Profit Organization)*

                                                           Chairman and Director,
                                                           Pinaco, Inc.*

                                                           Board of Trustees, Pittsburgh
                                                           Ballet Theater (Non-Profit
                                                           Organization)*

                                                           Regional Advisory Council
                                                           Member, Pittsburgh Cancer
                                                           Institute (Non-Profit
                                                           Organization)*

                                                           Board of Trustees, Pittsburgh
                                                           Center for the Arts (Non-
                                                           Profit Organization)*

                                                           Vice President and Director,
                                                           Pittsburgh National Bank
                                                           Foundation*

                                                           Chairman and Director,
                                                           Pittsburgh National Life

                                                           Director, Pittsburgh
                                                           Theological Seminary*

                                                           Committee Member, Pittsburgh
                                                           Trust for Cultural Resources
                                                           (Non-Profit Organization)*

                                                           Executive Vice President -
                                                           PNC Retail Banking, PNC Bank
                                                           Corp. (14)

                                                           Director, PNC Mortgage Bank,
                                                           N.A.*

                                                           Director, PNC Mortgage Corp.
                                                           of America*

                                                           Board of Trustee, Three
                                                           Rivers Shakespeare Festival
                                                           (Non-Profit Organization)*

                                                           Board of Directors, Urban
                                                           League of Pittsburgh, Inc.
                                                           (Non-Profit Organization)*

                                                           Director, Visa U.S.A., Inc.*

                                                           Director, Wiser Oil Company*

POSITION WITH                                              OTHER BUSINESS                             TYPE OF
   PNC BANK                         NAME                   CONNECTIONS                               BUSINESS
-------------            --------------------------        --------------                            --------
                                                           Board of Trustee, YMCA of
                                                           Pittsburgh (Non-Profit
                                                           Organization)*

President and            Richard L. Smoot                  Trustee, Agnes Irwin School (32)
CEO of PNC Bank,
N.A. Philadelphia

                                                           Board of Council, Episcopal
                                                           Community Services (33)

                                                           Director, Greater
                                                           Philadelphia Chamber of
                                                           Commerce (34)

                                                           Director, Greater
                                                           Philadelphia First
                                                           Corporation (The) (35)

                                                           Director, Greater
                                                           Philadelphia Urban
                                                           Affairs Coalition
                                                           (The)  (42)

                                                           Director, Pennsylvania
                                                           Ballet (36)

                                                           Director, Philadelphia
                                                           Orchestra (The) (37)

                                                           Chairman and Director, PNC
                                                           Credit Corp. (13)

                                                           Chairman, CEO and Director,
                                                           PNC National Bank (1)

                                                           Chairman, President and
                                                           Director, PNC National Bank
                                                           of New Jersey (16)

                                                           Director, PNC Service
                                                           Corp. (4)

                                                           Director, PNC Trust Company
                                                           of New York (11)

                                                           Director, Police Athletic
                                                           League of Philadelphia (38)

                                                           Director, PFPC Inc. (3)

                                                           Director, PIMC (29)

                                                           Director, Settlement Music
                                                           School (39)

                                                           Director, St. John's
                                                           College*

POSITION WITH                                              OTHER BUSINESS                             TYPE OF
   PNC BANK                         NAME                   CONNECTIONS                               BUSINESS
-------------            --------------------------        --------------                            --------
                                                           Director, United Negro
                                                           College Fund, Inc. (41)

                                                           Director, Widener Univ. (40)


Executive Vice           Herbert G.                        Director, CBM-Old York
President                Summerfield, Jr.                  Associates, Inc.*

                                                           Director, CBM-Walnut Hill,
                                                           Inc.*

                                                           Director, Pennsylvania
                                                           Mountain, Inc.*

                                                           Executive Vice President -
                                                           PNC Real Estate, PNC Bank
                                                           Corp. (14)

                                                           Chairman and Director, PNC
                                                           Realty Holding Corp.*

                                                           Director, PNC Realty Holding
                                                           Corp. of Georgia*

                                                           Director, PNC Realty Holding
                                                           Corp. of Florida*

                                                           Director, PNC Realty Holding
                                                           Corp. of Kentucky*

                                                           Director, PNC Realty Holding
                                                           Corp. of Mississippi*

                                                           Director, PNC Realty Holding
                                                           Corp. of New Jersey*

                                                           Director, PNC Realty Holding
                                                           Corp. of Ohio*

                                                           Director, PNC Realty Holding
                                                           Corp. of Pennsylvania*

                                                           Director, PNC Realty Holding
                                                           Corp. of Texas*

                                                           Director, PNC Realty Mortgage
                                                           Company*

                                                           Director, Regional Industrial
                                                           Development Corporation of
                                                           Southwestern, PA*

                                                           Director, Special Asset
                                                           Holdings of Michigan, Inc.*

POSITION WITH                                              OTHER BUSINESS                             TYPE OF
   PNC BANK                         NAME                   CONNECTIONS                               BUSINESS
-------------            --------------------------        --------------                            --------
Executive                Malcolm C. Wilson                 Board of Trustees, People's
Vice                                                       Light & Theatre Company*
President

                                                           Senior Vice President and
                                                           Director, PNC National Bank
                                                           of New Jersey (16)



(1) PNC Bank, National Association, 120 S. 17th Street, Philadelphia, PA 19103, Broad and Chestnut Streets, Philadelphia, PA 19101, 17th and Chestnut Streets, Philadelphia, PA 19103.
(2)     PNC National Bank, 400 Bellevue Parkway, Wilmington, DE 19809.
(3)     PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.
(4)     PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE 19809.
(5) Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500, Philadelphia, PA 19103.
(6)     PNC Investment Corp., Broad and Chestnut Streets, Philadelphia, PA
        19101.
(7) Provident Realty Management, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.
(8)     Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA
        19101.
(9)     PNC Bancorp, Inc., 3411 Silverside Road, Wilmington, DE 19810.
(10) PNC New Jersey Credit Corp., 1415 Route 70 East, Suite 604, Cherry Hill, NJ 08034.
(11)    PNC Trust Company of New York, 40 Broad Street, New York, NY 10084.
(12)    Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia, PA
        19101.
(13)    PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE 19809.
(14)    PNC Bank Corp., 5th Avenue and Woods Streets, Pittsburgh, PA 15265.
(15) Advanced Investment Management, Inc., 27th Floor, One Oliver Plaza, Pittsburgh, PA 15265.
(16) PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park, 210 Lake Drive East, Cherry Hill, NJ 08002.
(17)    PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA 15265.
(18)    PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791, Wilmington, DE
        19899.
(19)    PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA 15265.

(20)    PNC Bank, Delaware, 300 Delaware Avenue, Wilmington, DE 19801.

(21)    Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE 19801.
(22)    Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE 19801.
(23)    Marand Corp., 222 Delaware Avenue, Wilmington, DE 19801.
(24)    Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE 19801.
(25)    Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE 19801.

Item 29. Principal Underwriter


                 (a) Provident Distributors, Inc. ("PDI") currently acts as distributor for, in addition to the Fund, Temporary Investment Fund, Inc., Trust for Federal Securities, Municipal Fund for Temporary Investment, Municipal Fund for California Investors, Inc. and The PNC(R) Fund.


                 (b) The information required by this Item 29 with respect to each director, officer or partner of PDI is incorporated by reference to Schedule A of Form BD filed by PDI with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 (see File No. 8-46564).

Item 30.  Location of Accounts and Records

                 (1) PNC Bank, National Association, 200 Stevens Drive, Suite 440-A, Lester, Pennsylvania 19113 (records relating to its functions as sub-investment adviser and custodian).

                 (2) Provident Distributors Inc., 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087 (records relating to its functions as distributor).


                 (3)     PNC Institutional Management Corporation, 400
                         Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).


                 (4) PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19885-9628 and Provident Distributors, Inc., 289 Radnor- Chester Road, Suite 120, Radnor, Pennsylvania 19087 (records relating to their functions as administrators).


                 (5) PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).


                 (6) Drinker Biddle & Reath, 1100 Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3996 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

Item 31.  Management Services

                 None.

Item 32. Undertakings

                 Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 14 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 14 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington and State of Delaware on November 30, 1995.


                                                   MUNICIPAL FUND FOR
                                                    NEW YORK INVESTORS, Inc.


                                                   /s/ Edward J. Roach
                                                   -------------------------
                                                   Edward J. Roach

                                                   President



                 Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



      Signature                              Title                              Date
      ---------                              -----                              ----
* Francis E. Drake, Jr.                     Director                       November 30, 1995
------------------------
Francis E. Drake, Jr.

* Rodney D. Johnson                         Director                       November 30, 1995
--------------------
Rodney D. Johnson

* Thomas A. Melfe                           Chairman of the                November 30, 1995
------------------------                    Board and Director
Thomas A. Melfe

* Anthony M. Santomero                      Director                       November 30, 1995
------------------------
Anthony M. Santomero

/s/ Edward J. Roach                         President and                  November 30, 1995
------------------------                    Treasurer
Edward J. Roach
(Principal Financial and
     Accounting Officer)

*By:/s/ Edward J. Roach
    --------------------
    Edward J. Roach
    Attorney-in-Fact

                               POWER OF ATTORNEY



                 Anthony M. Santomero, whose signature appears below, does hereby constitute and appoint Thomas A. Melfe. and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Municipal Fund for New York Investors, Inc. (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.




Date:   November 20, 1995         /s/ Anthony M. Santomero
                                  -------------------------------
                                  Anthony M. Santomero

                               POWER OF ATTORNEY



                 Francis E. Drake, Jr., whose signature appears below, does hereby constitute and appoint Thomas A. Melfe and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Municipal Fund for New York Investors, Inc. (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.




Date:   November 18, 1995         /s/ Francis E. Drake, Jr.
                                  ----------------------------
                                  Francis E. Drake, Jr.

                               POWER OF ATTORNEY



                 Thomas A. Melfe, whose signature appears below, does hereby constitute and appoint Thomas A. Melfe and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Municipal Fund for New York Investors, Inc. (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.




Date:   November 16, 1995         /s/ Thomas A. Melfe
                                  ----------------------
                                  Thomas A. Melfe

                               POWER OF ATTORNEY



                 Rodney D. Johnson, whose signature appears below, does hereby constitute and appoint Thomas A. Melfe. and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Municipal Fund for New York Investors, Inc. (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.




Date:   November 20, 1995         /s/ Rodney D. Johnson
                                  ---------------------------
                                  Rodney D. Johnson

                                 EXHIBIT INDEX



  EXHIBIT NO.            DESCRIPTION                                PAGE NO.
  -----------            -----------                                --------
  (5)(a)       Amended Investment Advisory Agreement between
               Registrant and Provident Institutional Management
               Corporation dated as of February 8, 1987.

     (b)       Sub-Advisory Agreement between Provident
               Institutional Management Corporation and Provident
               National Bank dated as of August 8, 1983.

  (6)          Distribution Agreement between Registrant and
               Provident Distributors, Inc. dated January 31, 1994.

  (8)(a)       Custody Agreement between Registrant and Provident
               National Bank dated as of July 20, 1983.

     (b)       Amendment No. 1 dated as of July 31, 1985 to Custody
               Agreement between Registrant and Provident National
               Bank.

               Amendment No. 2 dated as of October 30, 1985 to
     (c)       Custody Agreement between Registrant and Provident
               National Bank.

  EXHIBIT NO.             DESCRIPTION                               PAGE NO.
  -----------             -----------                               --------
  (9)(a)        Administration Agreement between Registrant,
                Provident Distributors, Inc. (formerly MFD Group,
                Inc.) and PFPC Inc. dated January 18, 1993.

     (b)        Transfer Agency Agreement between Registrant and
                Provident Financial Processing Corporation dated as of August 8, 1983.

     (c)        Amendment No. 1 dated as of July 31, 1985 to
                Transfer Agency Agreement between Registrant and
                Provident Financial Processing Corporation.

 (10)           Opinion of Counsel.

 (11)(a)        Consent of Coopers & Lybrand L.L.P.

     (b)        Consent of Drinker Biddle & Reath.

     (c)        Consent of Willkie Farr & Gallagher.

 (16)           Schedule for Computation of Performance Quotations.

 (27)           Financial Data Schedule.




                                      -2-